UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report August 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX	NNGTX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX	NLCTX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX	NLATX
Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCARX	NCAFX	NCCTX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	—	NSRGX	NSRTX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX	NELTX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX	NMETX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, investors are concerned about President Trump’s ability to accomplish the remainder of his pro-growth fiscal agenda, including tax reform and large infrastructure projects. Economic growth projections, in turn, have been lowered and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year. As expected, German Chancellor Angela Merkel won a fourth term in September 2017. That election also saw a far-right party entering Parliament for the first time in almost 60 years.

The remainder of the year could bring challenges to this benign macro environment. The U.S. government voted to temporarily increase the nation’s debt limit, but the debate will resume again in December when the current extension of the debt limit expires. In addition, the need for disaster relief and recovery following Hurricanes Harvey, Irma, Maria and Nate has further muddied the outlook on the White House’s promised agenda. Markets will be watching the “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks while assessing the implications for key trade and political partnerships. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds. On the geopolitical front, tensions with North Korea may continue to flare.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 23, 2017

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Portfolio Managers’

Comments

Nuveen Large Cap Value Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Concentrated Core Fund

Nuveen Growth Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen, LLC. Throughout the reporting period, Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at NAM, and Scott M. Tonneson, CFA, served as portfolio managers for the Funds. Effective April 13, 2017, Anthony R. Burger, CFA, no longer served as a portfolio manager for the Nuveen Equity Long/Short Fund.

In April 2017, the Funds’ Board of Trustees approved the reorganization of Nuveen Large Cap Growth Opportunities Fund into Nuveen Large Cap Growth Fund, subject to shareholder approval. On August 18, 2017, the shareholders of Nuveen Large Cap Growth Opportunities Fund approved the merger, which took place on October 13, 2017 (subsequent to the close of this reporting period). During September 2017 (subsequent to the close of this reporting period), shareholders for Nuveen Core Dividend Fund and Nuveen Large Cap Core Plus Fund approved Fund reorganizations. The Nuveen Large Cap Core Plus Fund merged into the Nuveen Large Cap Core Fund effective at the close of business on October 13, 2017, while the merger of Nuveen Core Dividend Fund into the Nuveen Large Cap Value Fund is scheduled to become effective at the close of business November 3, 2017.

On the following pages, the management team discusses economic and equity market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended August 31, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended August 31, 2017?

During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace in the fourth quarter of 2016 and first quarter of 2017. The Bureau of Economic Analysis reported an annual growth rate of 3.1% for the U.S. economy in the second quarter of 2017, as measured by the “third” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Growth in the second quarter was boosted by stronger consumer spending and business investment, which helped offset weaker government spending. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

Despite the slowdown in early 2017, other data pointed to positive momentum. The labor market continued to tighten, inflation ticked higher and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.4% in August 2017 from 4.9% in August 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended August 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.9% annual gain in July 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.2% and 5.8%, respectively.

With the U.S. economy delivering a sustainable, while muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July and September 2017 meetings. (There was no August meeting.) The markets awaited further guidance on the Fed’s plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment, which was first announced following the June 2017 meeting. As detailed after the September 2017 meeting, the balance sheet reduction will begin in October 2017 and is expected to proceed at a predictable and moderate pace to help minimize market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was a source of uncertainty. Markets had been highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, since then, the outlook for President Trump’s signature reforms has weakened. After multiple attempts, health care reform was unable to garner enough Congressional support to pass. Hurricanes Harvey, Irma and Maria caused enormous devastation in Texas, Florida and Puerto Rico, respectively, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (after the close of this reporting period). Geopolitical risks also remained prominent, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.

Despite the above-mentioned headline risks that dominated the news, equity markets recorded strong returns with international stocks leading the way. In U.S. dollar terms, emerging markets topped the performance charts by rising 24.53% as measured by the MSCI Emerging Markets Index. Developed markets also produced strong gains with the MSCI EAFE Index gaining 17.64% and the S&P 500® Index advancing 16.23% during the reporting period. The resurgence in Eurozone stocks, in particular, took place against a backdrop of broad-based economic recovery with monetary, fiscal and exchange-rate policy all working together with an overlay of structural reform. Consumer confidence in the Eurozone reached a 16-year high and inflation remained in check.

How did the Funds perform during the twelve-month reporting period ended August 31, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year, ten-year and/or since inception periods ended August 31, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended August 31, 2017 and how did these strategies influence performance?

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

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The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength among its style tilts, stock selections and sector weights. Security selection was particularly strong in the industrial, information technology, health care and materials sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price-to-earnings (P/E) ratios, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well). A tilt away from stocks with higher dividend yields was also successful. In addition, the Fund benefited from underweight positions in energy and real estate investment trusts (REITs), two of the weaker performing sectors in the index during the reporting period.

The most significant contributor to the Fund’s performance was an underweight position in General Electric Company. This diversified manufacturer operates seven separate businesses. With the recent retirement of CEO Jeff Immelt, the company reins were passed to company veteran John Flannery, the head of GE Healthcare, in August 2017. This transition marks the end of a tumultuous period for General Electric during which the company evolved from a sprawling conglomerate toward a more streamlined industrial portfolio. The company’s stock has been under pressure over the past year as investors have not looked favorably on Immelt’s decisions to sell off GE Capital, acquire Alstom and Baker Hughes and invest in industrial Internet applications. In the information technology sector, the Fund also benefited from a position in Brocade Communications Systems Inc., a technology company that makes routers, switches and other computer networking products. In late October 2016, shares jumped sharply after chip producer Broadcom offered to acquire Brocade Communications in an all-cash offer that represented a hefty premium, the latest deal in the rapidly consolidating semiconductor industry. Although the merger was initially expected to close sometime in 2017, it has been delayed to allow U.S. government regulators more time to review the proposal. In the industrial sector, the Fund saw strong results from a position in Copa Holdings SA, which provides airline passenger and cargo services in Latin America. Investors applauded the company’s strong quarterly results throughout the reporting period, which benefited from solid demand and prudent execution. Favorable trends in passenger demand as measured by PRASM (passenger revenue per available seat mile) fueled strong revenue gains, helping the company beat analysts’ expectations, raise its full-year 2017 operating margin guidance and announce a dividend increase.

The Fund turned in strong results during the reporting period and had few performance detractors. Stock selection was somewhat challenging in the consumer discretionary and telecommunication services sectors. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, and an emphasis on stocks with relatively smaller market caps within the large-cap universe also hindered results.

The Fund’s two greatest detractors were found in the telecommunication services sector. Shares of regional broadband provider Windstream Holdings Inc. slipped throughout the reporting period as investors fretted about dividend cuts across the telecom industry. Then in August 2017, Windstream’s stock dropped sharply after the company reported disappointing second-quarter earnings and eliminated its dividend. We have sold our holdings in Windstream. Shares of cable, internet and telephone provider Frontier Communications Corporation were under pressure throughout the reporting period, but particularly after the company reported its first-quarter results in May 2017. Finally in the energy sector, a position in global offshore contract driller Rowan Companies Inc. detracted. After rising in November and December 2016, the company’s shares were on a downward slide through the end of the reporting period after OPEC’s production cut and subsequent extension failed to lift oil prices. Rowan also reported a first-quarter earnings miss during the reporting period attributable to a considerable decline in day rates, which was partially offset by higher rig utilization. We continue to hold Frontier Communications and Rowan Companies.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Nuveen Large Cap Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Large Cap Core Fund seeks long-term capital appreciation by selecting securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund outperformed mainly due to successful sector weights and style tilts. The industrial sector was the Fund’s greatest area of strength due to security selection and an overweight position. In terms of other sector weights, the Fund was rewarded for underweight positions in energy and real estate investment trusts (REITs) during the reporting period. The Fund’s performance benefited from overweight positions in stocks with lower price-to-earnings (P/E) ratios, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well).

Two of the Fund’s leading contributors to performance were found in the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. Also, a position in Manpower Inc. proved beneficial to the Fund’s performance. The company is a multi-national human resource consulting firm that provides recruitment and assessment, training and development, career management, outsourcing and workforce consulting. We have confidence in management’s ability to sustain recent impressive efficiency gains, despite a prolonged period of sluggish growth in its largest markets (France and the U.S.) and the company’s historical reliance on larger, more cost-conscious temporary staffing customers. The Fund also benefited from a position in Brocade Communications Systems Inc., an information technology company that makes routers, switches and other computer networking products. In late October 2016, shares jumped sharply after chip producer Broadcom offered to acquire Brocade Communications in an all-cash offer that represented a hefty premium, the latest deal in the rapidly consolidating semiconductor industry. Although the merger was initially expected to close sometime in 2017, it has been delayed to allow U.S. government regulators more time to review the proposal.

Stock selection was somewhat challenging in the consumer discretionary and consumer staples sectors, while an underweight position in financials, the second best performing sector in the index, was also a headwind. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, and an emphasis on stocks with relatively smaller market caps within the large-cap universe also had negative impacts on performance.

In the consumer discretionary sector, a position in specialty apparel and accessories retailer Urban Outfitters, Inc. detracted from performance. Shares dropped sharply during the reporting period after the company reported several quarters of disappointing results due to sales declines. The rapid rise of e-commerce and “fast-fashion” trends have resulted in difficult industry conditions across the apparel segment. Additionally, the company was removed from the S&P 500® Index in March 2017 after S&P Dow Jones raised its market cap threshold for the index. The Fund also experienced weak results from regional broadband provider Windstream Holdings Inc. in the telecommunication services sector. Shares slipped throughout the reporting period as investors fretted about dividend cuts across the telecom industry. Then in August 2017, Windstream’s stock dropped sharply after the company reported disappointing second-quarter earnings and completely eliminated its attractive dividend. Finally, in consumer staples, shares of Tyson Foods, Inc., the country’s largest processor of chicken, beef and pork, took a step back after strong performance earlier in 2016. In November 2016, the company reported disappointing fourth-quarter earnings that fell significantly short of analysts’ estimates. The stock fell again in May 2017 after the company reported a significant decline in net income for the second fiscal quarter

8	NUVEEN

versus a year ago and revealed that the state of Florida was investigating Tyson Foods for anticompetitive practices. We no longer hold Urban Outfitters, Windstream Holdings and Tyson Foods.

Nuveen Large Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed the comparative Lipper classification average, but underperformed the Russell 1000® Growth Index during the twelve-month reporting period ended August 31, 2017.

The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

On the positive side of the equation, the Fund benefited from several beneficial style tilts, including overweight positions in stocks with lower price-to-earnings (P/E) ratios and stocks that exhibited more volatility. Security selection was also favorable in the industrial and materials sectors. In addition, the Fund’s performance was rewarded for underweight positions in consumer staples and real estate investment trusts (REITs), two of the weaker performing sectors in the index during the reporting period.

The top performing position in the Fund during the reporting period was found in the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. Also, steel producer Steel Dynamics Inc. from the materials sector was a standout performer for the Fund. The company was already benefiting from improved pricing in the steel industry because imports had fallen significantly year-over-year, easing the supply glut from recent years. However, shares rallied sharply in November 2016 and stayed elevated throughout the remainder of the reporting period. Finally, a position in Visteon Corporation, a designer and manufacturer of electronic products for vehicle manufacturers, benefited the Fund during the reporting period. The company reported strong fourth-quarter profits driven by higher revenues in its electronics segment, along with solid execution that helped margins expand more than investors expected. Management’s outlook also provided investors with reason to believe growth would continue due to Visteon’s unique automotive component offerings as the industry shifts toward fully digital instruments and autonomous driving.

The Fund’s underperformance was primarily the result of unsuccessful sector weights and style tilts. An underweight position in information technology, the second best performing sector in the index, was a headwind, as was an overweight position in consumer discretionary. As far as style tilts were concerned, a preference for stocks with more leverage, as measured by a higher debt/equity ratio, and an emphasis on stocks with relatively smaller market caps within the large-cap universe also had negative impacts on results. In addition, stock selection was somewhat challenging in the consumer discretionary and health care sectors.

The Fund’s most significant detractor was in the consumer discretionary sector, mattress manufacturer Tempur Sealy International Inc., shares sold off sharply in late September 2016 after the company unexpectedly reported third-quarter sales that were below expectations and lowered its full-year 2016 sales guidance. The stock dropped abruptly again in late January 2017 after Tempur Sealy was unable to reach a sales agreement with its biggest retailer, Mattress Firm, which in turn terminated all contracts with the company. In the telecommunication services sector, a position in regional broadband provider Windstream Holdings Inc. was a laggard for the Fund. Shares slipped throughout the reporting period as investors fretted about dividend cuts across the telecom industry. Then in August 2017, Windstream’s stock dropped sharply after the company reported disappointing second-quarter earnings and completely eliminated its attractive dividend. In the consumer discretionary sector, a position in specialty apparel and

NUVEEN	9

Portfolio Managers’ Comments (continued)

accessories retailer Urban Outfitters, Inc. detracted from performance. Shares dropped sharply during the reporting period after the company reported several quarters of disappointing results due to sales declines. The rapid rise of e-commerce and “fast-fashion” trends have resulted in difficult industry conditions across the apparel segment. Additionally, the company was removed from the S&P 500® Index in March 2017 after S&P Dow Jones raised its market cap threshold for the index. We no longer hold Tempur Sealy, Windstream Holdings and Urban Outfitters.

Nuveen Concentrated Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Concentrated Core Fund seeks long-term capital appreciation by investing in a highly concentrated portfolio of approximately 20 stocks of well-run companies that the investment team believes are attractive. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multifactor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results due to favorable stock selection and beneficial style tilts. Security selection was particularly strong in the industrial, telecommunication services, information technology and consumer staples sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price-to-earnings (P/E) ratios, more variation in earnings and the highest projected growth rates. The Fund also benefited from a lack of exposure to energy and real estate investment trusts (REITs), two of the weakest performing sectors during the reporting period.

The Fund’s top two contributors were found in the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. The Fund also saw favorable results from a position in Delta Air Lines Inc. After a period of subpar traffic trends, Delta’s metrics and management guidance for the fourth quarter started to show improvement. This news, combined with lower fuel costs, better non-ticket revenue and positive traffic commentary helped propel this stock upward through the end of July 2017. However, Delta’s stock did give up some gains later in the reporting period due to an earnings miss in its second quarter results, higher fuel prices, a fare war and the effects of Hurricane Harvey. In the telecommunication services sector, our position in wireless network operator T-Mobile US Inc., a unit of German carrier giant Deutsche Telekom, performed well. Shares rose over much of the reporting period based on optimism surrounding the company’s quarterly results, while also offering upbeat guidance for the coming quarters. In addition, T-Mobile appeared to benefit after the election from the assumption that the regulatory environment would lead to future industry consolidation. Later in the reporting period, however, shares gave back some of their strong gains after rumors swirled regarding a potential merger with Sprint.

The Fund turned in favorable results during the reporting period and had few detractors. Stock selection was challenging in the consumer discretionary sector, while a significant overweight in health care also detracted. In addition, we underweighted stocks with more currency sensitivity in the Fund, but overweighted stocks with more leverage, as measured by a higher debt/equity ratio, which were both unsuccessful strategies over the reporting period.

In the consumer discretionary area, a position in discount retailer Target Corporation detracted after its shares were on a downward trajectory. In January 2017, the company reported weaker-than-expected holiday sales, which the CEO attributed to “rapidly changing consumer behavior” as more shoppers shifted to online purchases and away from stores. Target management also lowered guidance for first-quarter and full-year earnings, citing investments that the company will need to make to transition to a new financial model,

10	NUVEEN

causing the stock to plunge in February 2017. We have sold our holdings in Target. In the health care sector, the Fund was hindered by a position in McKesson Corp., one of the largest providers of medicines, pharmaceutical supplies and health technology products and services in the United States. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Shares plunged in late October 2016 after the company reported disappointing quarterly results. However, shares did regain some ground after the company released fourth-quarter results in mid-May 2017, which showed strong distribution margins and earnings. Shares were also boosted by management’s outlook for a better generic pricing environment in the next few quarters. Also in health care, shares of the largest pharmacy benefit management organization in the U.S., Express Scripts, Holdings Company, dropped sharply in April 2017. Although the company’s first quarter report showed earnings growth, it came from cost-cutting efforts and not prescription volumes, which have continued to decline. But more importantly, the company’s largest customer, Anthem, announced that it will not be renewing its contract with Express Scripts due to its current litigation over drug pricing. We continue to hold both McKesson and Express Scripts.

Nuveen Growth Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above average growth potential combined with durable and stable earnings streams. The Fund may invest up to 25% of its net assets in non-U.S. equity securities. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We begin with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select growth oriented holdings. Our goal is to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund turned in weak results, underperforming its benchmarks mainly due to security selection issues in the consumer discretionary, information technology and health care sectors. An overweight position in consumer staples, one of the worst performing sectors in the index, and an underweight position in information technology, one of the best performers, were also headwinds. In addition, the Fund’s underweights in stocks that exhibited more volatility, higher momentum stocks (those that have recently performed well) and stocks with more currency sensitivity hindered results.

In the consumer discretionary sector, a position in department store operator Ross Stores, Inc. detracted from the Fund’s results. The company operates a chain of stores that offer off-price apparel and home accessories items. After hitting an all-time high at the end of 2016, shares dropped during much of the remainder of the reporting period. Also in the discretionary sector, the Fund’s position in global marketing and corporate communications holding company Omnicom Group, Inc. detracted from performance. After rising earlier in the reporting period, its shares succumbed to pressure following the company’s announcement that two of its subsidiaries had been subpoenaed as part of a U.S. Department of Justice investigation into video production and post-production practices in the advertising industry. In addition, the Brexit vote in the U.K. cast some doubt on Omnicom’s ability to increase revenues and decrease costs since a significant amount of the company’s revenue comes from Europe. However, the company continues to focus on increasing its presence in the highly competitive industry through strategic acquisitions and expanding its global footprint. In health care, shares of the largest pharmacy benefit management organization in the U.S., Express Scripts, Holdings Company, dropped sharply in April 2017. Although the company’s first quarter report showed earnings growth, it came from cost-cutting efforts and not prescription volumes, which have continued to decline. But more importantly, the company’s largest customer, Anthem, announced that it will not be renewing its contract with Express Scripts due to its current litigation over drug pricing. Express Scripts’ contract with Anthem represented almost one-fifth of its revenues in 2016 and will expire in 2019. The company also likely faces a stricter regulatory environment going forward due to the allegations of arbitrary drug pricing and lack of transparency surrounding fees and rebates. We continue to hold Ross Stores, Omnicom Group and Express Scripts.

NUVEEN	11

Portfolio Managers’ Comments (continued)

On the positive side, the Fund benefited from its emphasis on stocks with lower price-to-earnings (P/E) ratios. Also, stock selection was favorable in the industrial sector. The Fund was also rewarded for its lack of exposure to the real estate investment trust (REIT) sector, one of the weaker performing areas of the benchmark.

The Fund’s leading contributor during the reporting period, Boeing Company, came from the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. Also, in the information technology sector, the Fund’s position in global payments processer and financial services company MasterCard, Inc. boosted performance. The company has benefited from its merger and acquisition activity. Its acquisition of U.K.-based Vocalink, a leader in bank account-based payments, provides MasterCard with access to an additional network, which we believe opens the door for growth in new markets. The company has also successfully grown net revenue at a double-digit rate, while returning 100% of net income to shareholders in the form of dividends and repurchases. We believe Mastercard’s international exposure is a major advantage for this company versus its peers. Additionally, in the health care sector, the Fund benefited from a position in Anthem Inc., which operates as a commercial health benefits company through its subsidiaries, offering various network-based managed care plans to large and small employers, individuals, Medicaid participants and senior markets. Earlier in 2017, Anthem experienced significant noise surrounding the failure of its Cigna acquisition, the termination of its pharmacy benefit manager (PBM) contract with Express Scripts and the uncertainty regarding the Affordable Care Act. Despite the controversy, the company posted strong first-quarter 2017 results, while its guidance appeared conservative. We believe Anthem is well positioned for long-term growth with or without Cigna because strong membership growth, along with reasonable utilization and solid operating cost controls, are helping to offset margin pressures.

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with moderate correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is around 70%, with a range of 40% to 100%. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are selected based on the management team’s belief that they will trail the broader market.

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength among its stock selections and style tilts. Security selection was beneficial among both short and long positions, particularly in the industrial, health care, information technology, financial, materials and energy sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price-to-earnings (P/E) ratios, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well). A tilt away from stocks with higher dividend yields was also successful. In addition, the Fund benefited from a net short position in energy and underweight positions in consumer staples and real estate investment trusts (REITs), three of the weaker-performing sectors in the index during the reporting period.

12	NUVEEN

In the financial sector, a long position in SLM Corporation, the holding company for Sallie Mae Bank, proved beneficial during the reporting period. The company’s primary businesses include the origination of non-federally guaranteed private student loans (PSL) and providing college savings tools. SLM Corporation has a near monopoly on the PSL market because loan repayments are deferred until a student’s education is complete, adding an element of uncertainty to the repayment periods that has kept competitors at bay. Following the November elections, shares soared as investors pinned their hopes on the belief that President Trump’s new administration would likely establish a friendlier regulatory environment for student lenders. Also, the Fund was rewarded for a long position in technology company Lam Research Corporation, a supplier of innovative semiconductor manufacturing equipment and services used by the world’s leading chipmakers. Recently, the company completed its fifth consecutive year of double-digit revenue growth after reporting impressive fiscal fourth-quarter results. More importantly, however, the firm provided outsized guidance for its fiscal first quarter driven by strong demand from memory customers. Although the inherent volatility in semiconductor demand directly affects the cyclicality of the equipment market, Lam Research has been able to benefit from an increase in service revenue in the past year, which is helping to mitigate the impact of volatile customer equipment orders.

The Fund’s two most successful short positions were found in the consumer discretionary sector. Shares of athletic apparel and footwear maker Under Armour, Inc. fell sharply during the reporting period after the company’s enviable growth trajectory began to lose steam due to growing competition in the athletic apparel segment. Early in the reporting period, management had to lower guidance for 2017 after seeing slower North American apparel growth and the need for increased investment in research and development. Also, shares of multinational toy and board game manufacturer Mattel, Inc. were down throughout the reporting period after the owner of popular brands such as Fisher-Price, Barbie, Hot Wheels and American Girl was unable to quickly execute on its turnaround strategy and was hindered by weak holiday season demand. In the face of a mature domestic toy market and foreign exchange headwinds, sales growth had already been difficult for Mattel to achieve, despite opportunities in emerging markets.

The Fund turned in strong results during the reporting period and had few detractors of note. Sector allocations generally weighed on results, particularly underweight positions in financials and information technology sectors. Stock selection was somewhat challenging in the consumer staples and consumer discretionary sectors as well. An overweight position in the poorly performing telecommunication services sector also offset much of the benefit from security selection in that sector. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, also had a negative impact on results.

The Fund’s two most significant laggards in its long portfolio were found in the consumer discretionary sector, including a position in upscale retailer Nordstrom, Inc. Shares retreated sharply in December 2016. Although Nordstrom subsequently reported in May 2017 that earnings and revenue topped analysts’ estimates for the first fiscal quarter, the stock took another hit based on the overall weakness in the retail industry and slower-than-expected same store sales. Also, shares of mattress manufacturer Tempur Sealy International, Inc. sold off sharply in late September 2016 after the company unexpectedly reported third-quarter sales that were below expectations and lowered its full-year 2016 sales guidance. The stock dropped abruptly again in late January 2017 after Tempur Sealy was unable to reach a sales agreement with its biggest retailer, Mattress Firm, which in turn terminated all contracts with the company. Mattress Firm accounted for approximately 21% of Tempur Sealy’s worldwide sales in 2016. While we continue to hold Nordstrom, we have sold our position in Tempur Sealy.

The Fund’s top detractor in its short portfolio was NVIDIA Corporation in the information technology sector. The company, a leading manufacturer of graphics processing units (GPUs) and system-on-a-chip units for the mobile computing market, saw its shares jump sharply in early May 2017 and continue to rise throughout the remainder of the reporting period. NVIDIA reported strong first-quarter results that included a nearly 50% jump in revenues and strict spending controls, which boosted earnings per share 85% higher. Much of the company’s success was driven by outstanding growth in GPUs for cloud data centers, an area of the company that saw year-over-year revenue nearly triple. Also, a short position in American electric auto manufacturer Tesla Motors Inc. hindered the Fund after its shares hit an all-time high in 2017. Earlier in the reporting period, investors were encouraged that the company appeared on track with its aggressive timeline for the mass production of its more affordable $35,000 Model 3 electric car. Indeed, by early July 2017, the company announced that the first Model 3 car had rolled off the factory line. Tesla has invested billions of dollars to expand its production capacity, stating that it hopes to be able to produce up to 500,000 vehicles annually in 2018. While we have covered our short position in NVIDIA, we continue to be short Tesla Motors.

NUVEEN	13

Portfolio Managers’ Comments (continued)

Nuveen Equity Market Neutral Fund

The Fund’s Class A Shares at NAV outperformed both the BofA/Merrill Lynch 3-Month Treasury Bill Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2017.

The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. Over longer periods of time, the Fund’s net exposure could fluctuate between net long 40% and net short 20%; however, under somewhat normal conditions, the Fund will carry a net long exposure slightly above zero percent (long market value versus short market value).

During the reporting period, the Fund produced strong results, outperforming both benchmarks due to widespread strength among its stock selections and style tilts. Security selection was beneficial among long positions, particularly in the information technology, industrial, financial, materials and health care sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price-to-earnings (P/E) ratios, stocks that exhibited more volatility and higher momentum stocks (those that have recently performed well). In addition, the Fund benefited from a net short position in energy, one of the weaker-performing sectors in the Russell 1000® Index during the reporting period.

The Fund’s top contributors in its long portfolio were found in the industrial sector. Shares of the world’s largest aircraft manufacturer Boeing Company were on an upward trajectory throughout the reporting period, hitting a record high by the end of July 2017. The company reported favorable fourth, first and second quarter earnings reports. Management also continued to lift guidance for 2017 based on the company’s aggressive cost cutting efforts and improved productivity as well as strong demand for air travel. During the second quarter, Boeing reported $4.5 billion in free cash flow and raised its operating cash flow guidance, fueled by increasing production and sales of its top commercial jetliners. Company management has also committed to return nearly all of the free cash flow to investors through share buybacks or increased dividends. Also, a position in Manpower Inc. proved beneficial to the Fund’s performance. The company is a multi-national human resource consulting firm that provides recruitment and assessment, training and development, career management, outsourcing and workforce consulting. We have confidence in management’s ability to sustain recent impressive efficiency gains, despite a prolonged period of sluggish growth in its largest markets (France and the U.S.) and the company’s historical reliance on larger, more cost-conscious temporary staffing customers.

The Fund’s two most successful short positions were found in the consumer discretionary sector. Shares of athletic apparel and footwear maker Under Armour, Inc. fell sharply during the reporting period after the company’s enviable growth trajectory began to lose steam due to growing competition in the athletic apparel segment. Early in the reporting period, management had to lower guidance for 2017 after seeing slower North American apparel growth and the need for increased investment in research and development. Also, shares of multinational toy and board game manufacturer Mattel, Inc. were down throughout the reporting period after the owner of popular brands such as Fisher-Price, Barbie, Hot Wheels and American Girl was unable to quickly execute on its turnaround strategy and was hindered by weak holiday season demand. In the face of a mature domestic toy market and foreign exchange headwinds, sales growth had already been difficult for Mattel to achieve, despite opportunities in emerging markets.

The Fund turned in strong results during the reporting period and had few detractors of note. Stock selection was challenging in its short portfolio, particularly in the consumer staples sector. A net short position in utilities also weighed on results. In addition, a preference for stocks with more leverage, as measured by a higher debt/equity ratio, had a negative impact on performance.

14	NUVEEN

The Fund’s most significant detractors in its short portfolio were both found in the consumer discretionary sector. The first, American electric auto manufacturer Tesla Motors Inc., saw its shares hit an all-time high in 2017. Earlier in the reporting period, investors were encouraged that the company appeared on track with its aggressive timeline for the mass production of its more affordable $35,000 Model 3 electric car. Indeed, by early July 2017, the company announced that the first Model 3 car had rolled off the factory line. Tesla has invested billions of dollars to expand its production capacity, stating that it hopes to be able to produce 500,000 vehicles annually in 2018. Also, a short position in high-end handbag, clothing and jewelry designer Kate Spade & Co. proved detrimental. In early May 2017, shares surged after the company announced an agreement to be purchased by luxury handbag competitor Coach Inc. at a hefty premium in a deal valued at more than $2.4 billion. Coach’s management team believes the deal will broaden the company’s customer base and provide substantial synergies. We continue to be short Tesla Motors, while we have covered our position in Kate Spade.

The two most significant detractors among the Fund’s long positions were found in the consumer discretionary sector, including mattress manufacturer Tempur Sealy International Inc., shares sold off sharply in late September 2016 after the company unexpectedly reported third-quarter sales that were below expectations and lowered its full-year 2016 sales guidance. The stock dropped abruptly again in late January 2017 after Tempur Sealy was unable to reach a sales agreement with its biggest retailer, Mattress Firm, which in turn terminated all contracts with the company. Mattress Firm accounted for approximately 21% of Tempur Sealy’s worldwide sales in 2016. Shares of Urban Outfitters, Inc. also dropped sharply during the reporting period after the specialty apparel and accessories retailer reported several quarters of disappointing results due to sales declines. The rapid rise of e-commerce and “fast-fashion” trends have resulted in difficult industry conditions across the apparel segment, with companies struggling to keep up with changing consumer tastes. Urban Outfitters also pre-announced disappointing holiday sales results, which it correctly predicted would affect gross margins more than expected because the company had to increase promotional activity to try to boost demand. Additionally, the company was removed from the S&P 500® Index in March 2017 after S&P Dow Jones raised its market cap threshold for the index. We have sold our positions in both Tempur Sealy and Urban Outfitters.

NUVEEN	15

Risk Considerations

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Large Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Concentrated Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. The Fund is non-diversified, meaning it may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as currency, growth stock, large cap stock, and non-U.S. investment risks, are described in detail in the Fund’s prospectus.

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

16	NUVEEN

Nuveen Equity Market Neutral Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather than the returns of the stock market, performance will be more dependent on the portfolio manager acumen than is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

NUVEEN	17

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18	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.63%	12.77%	6.00%
Class A Shares at maximum Offering Price	8.97%	11.44%	5.37%
Russell 1000® Value Index	11.58%	13.25%	5.96%
Lipper Multi-Cap Value Funds Classification Average	13.20%	12.30%	5.52%

Class C Shares	14.79%	11.93%	5.21%
Class I Shares	15.92%	13.05%	6.26%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	15.38%	12.50%	7.73%
Class R6 Shares	16.02%	N/A	18.99%
Class T Shares*	N/A	N/A	4.40%
Class T Shares at maximum Offering Price*	N/A	N/A	1.79%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	19.71%	13.02%	5.98%
Class A Shares at maximum Offering Price	12.83%	11.69%	5.35%
Class C Shares	18.76%	12.18%	5.19%
Class I Shares	20.03%	13.31%	6.24%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	19.38%	12.73%	8.10%
Class R6 Shares	20.08%	N/A	21.24%
Class T Shares*	N/A	N/A	8.44%
Class T Shares at maximum Offering Price*	N/A	N/A	5.73%

Since inception returns for Class R3 Shares, Class R6 Shares and Class T Shares are from 8/04/08, 6/30/16 and 5/31/17, respectively. Since inception returns for Class T Shares are cumulative. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

20	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Expense Ratios	1.04%	1.79%	1.29%	0.73%	0.79%	1.04%

Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Class T Shares are not available for public offering.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	16.41%	13.01%
Class A Shares at maximum Offering Price	9.72%	11.43%
Russell 1000® Index	16.16%	12.51%
Lipper Multi-Cap Core Funds Classification Average	14.09%	10.24%

Class C Shares	15.55%	12.17%
Class R6 Shares	16.81%	20.38%
Class I Shares	16.68%	13.28%
Class T Shares*	N/A	4.20%
Class T Shares at maximum Offering Price*	N/A	1.59%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	19.42%	13.48%
Class A Shares at maximum Offering Price	12.56%	11.92%
Class C Shares	18.53%	12.63%
Class R6 Shares	19.78%	21.53%
Class I Shares	19.73%	13.75%
Class T Shares*	N/A	7.13%
Class T Shares at maximum Offering Price*	N/A	4.45%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares and Class T Shares are from 6/30/16 and 5/31/17, respectively. Since inception returns for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

22	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Gross Expense Ratios	1.07%	1.82%	0.76%	0.82%	1.07%
Net Expense Ratios	1.00%	1.75%	0.69%	0.75%	1.00%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Class T Shares are not available for public offering.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	18.94%	13.22%
Class A Shares at maximum Offering Price	12.10%	11.64%
Russell 1000® Growth Index	20.82%	14.71%
Lipper Multi-Cap Core Funds Classification Average	14.09%	10.24%

Class C Shares	18.04%	12.38%
Class R6 Shares	19.31%	22.24%
Class I Shares	19.22%	13.49%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	21.05%	13.53%
Class A Shares at maximum Offering Price	14.09%	11.97%
Class C Shares	20.15%	12.68%
Class R6 Shares	21.46%	22.74%
Class I Shares	21.37%	13.80%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.17%	1.93%	0.84%	0.93%
Net Expense Ratios	0.98%	1.73%	0.64%	0.73%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

24	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	25

Fund Performance and Expense Ratios (continued)

Nuveen Concentrated Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	17.45%	12.01%
Class A Shares at maximum Offering Price	10.69%	10.44%
Russell 1000® Index	16.16%	12.51%
Lipper Large-Cap Core Funds Classification Average	15.09%	10.97%

Class C Shares	16.58%	11.17%
Class R6 Shares	17.85%	18.18%
Class I Shares	17.73%	12.29%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	20.14%	12.22%
Class A Shares at maximum Offering Price	13.23%	10.68%
Class C Shares	19.23%	11.38%
Class R6 Shares	20.53%	18.50%
Class I Shares	20.46%	12.50%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.23%	1.98%	0.86%	0.97%
Net Expense Ratios	1.07%	1.82%	0.71%	0.82%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

26	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	27

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.34%	13.36%	6.75%
Class A Shares at maximum Offering Price	8.70%	12.03%	6.12%
Russell 1000® Growth Index	20.82%	15.41%	9.39%
Lipper Large-Cap Growth Funds Classification Average	19.99%	14.28%	8.31%

Class C Shares	14.50%	12.53%	5.96%
Class I Shares	15.63%	13.65%	7.02%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	15.08%	13.07%	15.43%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	17.72%	13.44%	6.63%
Class A Shares at maximum Offering Price	10.94%	12.11%	6.00%
Class C Shares	16.84%	12.60%	5.83%
Class I Shares	18.05%	13.73%	6.90%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	17.44%	13.16%	15.51%

Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

28	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.31%	2.06%	1.56%	1.06%
Net Expense Ratios	1.02%	1.77%	1.27%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after December 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	29

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	18.37%	9.88%	10.43%
Class A Shares at maximum Offering Price	11.56%	8.59%	9.68%
Russell 1000® Index	16.16%	14.37%	15.20%
Lipper Alternative Long/Short Equity Funds Classification Average	7.72%	5.54%	6.68%

Class C Shares	17.47%	9.06%	9.60%
Class I Shares	18.67%	10.15%	10.70%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	20.31%	10.42%	10.58%
Class A Shares at maximum Offering Price	13.39%	9.12%	9.84%
Class C Shares	19.43%	9.59%	9.75%
Class I Shares	20.62%	10.69%	10.86%

Since inception returns are from 12/30/08. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.78%	4.53%	3.52%
Net Expense Ratios	3.58%	4.34%	3.33%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

30	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	31

Fund Performance and Expense Ratios (continued)

Nuveen Equity Market Neutral Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2017

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	7.72%	4.41%
Class A Shares at maximum Offering Price	1.52%	2.95%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.62%	0.22%
Lipper Alternative Equity Market Neutral Funds Classification Average	1.76%	1.60%

Class C Shares	6.91%	3.65%
Class I Shares	8.02%	4.68%

Average Annual Total Returns as of September 30, 2017 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	9.70%	4.67%
Class A Shares at maximum Offering Price	3.39%	3.23%
Class C Shares	8.84%	3.89%
Class I Shares	9.98%	4.94%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.29%	4.06%	3.06%
Net Expense Ratios	3.10%	3.87%	2.87%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

32	NUVEEN

Growth of an Assumed $10,000 Investment as of August 31, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	33

Holding

Summaries as of August 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	9.7%
Health Care Providers & Services	8.8%
Capital Markets	8.4%
Technology Hardware, Storage & Peripherals	5.2%
Food & Staples Retailing	5.2%
Communication Equipment	4.5%
Biotechnology	4.3%
Hotels, Restaurants & Leisure	3.6%
Specialty Retail	3.6%
Automobiles	2.8%
Multiline Retail	2.8%
Insurance	2.7%
Software	2.4%
Diversified Telecommunication Services	2.4%
Electronic Equipment & Instruments	2.3%
Machinery	2.0%
Mortgage REIT	1.6%
Semiconductors & Semiconductor Equipment	1.5%
Airlines	1.3%
Real Estate Management & Development	1.3%
Pharmaceuticals	1.3%
Electric Utilities	1.3%
Media	1.2%
Other	19.6%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Bank of America Corporation	3.0%
Citigroup Inc.	2.6%
Cisco Systems, Inc.	2.4%
Wal-Mart Stores, Inc.	1.9%
Amgen Inc.	1.8%

34	NUVEEN

Nuveen Large Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	9.9%
Technology Hardware, Storage & Peripherals	8.7%
Capital Markets	7.5%
Biotechnology	6.1%
Specialty Retail	5.8%
Food & Staples Retailing	5.3%
Banks	4.6%
Software	4.4%
Hotels, Restaurants & Leisure	4.0%
IT Services	3.3%
Internet Software & Services	2.5%
Auto Components	2.4%
Communications Equipment	2.4%
Automobiles	2.2%
Media	2.1%
Airlines	2.1%
Real Estate Management & Development	2.0%
Professional Services	2.0%
Multiline Retail	2.0%
Diversified Consumer Services	1.9%
Other	18.6%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.7%
Bank of America Corporation	2.0%
UnitedHealth Group Incorporated	1.8%
Visa Inc.	1.8%
Amgen Inc.	1.6%

NUVEEN	35

Holding Summaries as of August 31, 2017 (continued)

Nuveen Large Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	10.7%
Software	10.4%
Technology Hardware, Storage & Peripherals	10.2%
Biotechnology	7.5%
Specialty Retail	6.7%
IT Services	5.6%
Internet Software & Services	5.4%
Auto Components	4.5%
Hotels, Restaurants & Leisure	4.1%
Media	3.7%
Capital Markets	3.2%
Food & Staples Retailing	3.2%
Containers & Packaging	3.0%
Internet and Direct Marketing Retail	2.5%
Other	19.0%
Repurchase Agreements	0.1%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	8.2%
Microsoft Corporation	4.8%
Alphabet Inc., Class A	2.8%
UnitedHealth Group Incorporated	2.6%
Visa Inc.	2.6%

36	NUVEEN

Nuveen Concentrated Core Fund

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Biotechnology	15.8%
Health Care Providers & Services	15.0%
Food & Staples Retailing	14.6%
Automobiles	9.9%
Capital Markets	9.6%
Technology Hardware, Storage & Peripherals	5.3%
Software	5.3%
IT Services	5.1%
Hotels, Restaurants & Leisure	5.0%
Internet and Direct Marketing Retail	5.0%
Other	9.5%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Gilead Sciences, Inc.	5.5%
Apple, Inc.	5.3%
VMware Inc.	5.3%
Celgene Corporation	5.2%
UnitedHealth Group Incorporated	5.1%

NUVEEN	37

Holding Summaries as of August 31, 2017 (continued)

Nuveen Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	14.0%
IT Services	11.8%
Software	10.1%
Specialty Retail	8.0%
Internet Software & Services	7.8%
Media	7.1%
Technology Hardware, Storage & Peripherals	6.0%
Biotechnology	5.4%
Aerospace & Defense	4.3%
Food & Staples Retailing	3.6%
Hotels, Restaurants & Leisure	3.2%
Other	18.5%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Alphabet Inc., Class A	6.7%
Apple, Inc.	6.0%
Visa Inc.	4.7%
Home Depot, Inc.	4.5%
Microsoft Corporation	4.5%

38	NUVEEN

Nuveen Equity Long/Short Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	145.3%
Total Long Exposure	145.3%
Repurchase Agreements	0.1%
Total Investments	145.4%
Securities Sold Short
Common Stocks	(75.8)%
Total Short Exposure	(75.8)%
Other Assets Less Liabilities	30.4%
Net Assets	100%

Top Five Holdings –

Long Exposure

(% of net assets)

Apple, Inc.	3.7%
Microsoft Corporation	2.9%
Bank of America Corporation	1.9%
Visa Inc.	1.8%
UnitedHealth Group Incorporated	1.7%

Top Five Holdings –

Short Exposure

(% of net assets)

Incyte Pharmaceuticals Inc.	(0.9)%
Agios Pharmaceutical Inc.	(0.9)%
Tractor Supply Company	(0.9)%
BioMarin Pharmaceutical Inc.	(0.9)%
Rite Aid Corporation	(0.8)%

Portfolio Composition –

Long Exposure

(% of net assets)

Software	12.1%
Capital Markets	9.6%
Health Care Providers & Services	9.6%
Biotechnology	8.9%
Technology Hardware, Storage & Peripherals	7.8%
Hotels, Restaurants & Leisure	7.6%
Food & Staples Retailing	7.0%
Banks	5.0%
Auto Components	4.9%
Containers & Packaging	4.9%
IT Services	4.2%
Media	3.8%
Specialty Retail	3.5%
Machinery	3.2%
Airlines	2.8%
Textiles, Apparel & Luxury Goods	2.7%
Internet Software & Services	2.5%
Internet and Direct Marketing Retail	2.5%
Professional Services	2.5%
Wireless Telecommunication Services	2.4%
Multiline Retail	2.4%
Oil, Gas & Consumable Fuels	2.3%
Real Estate Management & Development	2.1%
Automobiles	2.1%
Insurance	2.0%
Communications Equipment	2.0%
Equity Real Estate Investment Trusts	1.7%
Aerospace & Defense	1.6%
Diversified Telecommunication Services	1.5%
Energy Equipment & Services	1.5%
Other	18.6%
Total	145.3%

Portfolio Composition –

Short Exposure

(% of net assets)

Specialty Retail	(5.7)%
Biotechnology	(5.6)%
Chemicals	(5.2)%
Oil, Gas & Consumable Fuels	(4.4)%
Electric Utilities	(4.0)%
Household Durables	(3.9)%
Food Products	(3.1)%
Energy Equipment & Services	(3.1)%
Machinery	(3.0)%
Health Care Equipment & Supplies	(3.0)%
Beverages	(2.4)%
Household Products	(2.4)%
Equity Real Estate Investment Trusts	(2.2)%
IT Services	(2.2)%
Software	(1.9)%
Food & Staples Retailing	(1.6)%
Internet Software & Services	(1.6)%
Distributors	(1.6)%
Other	(18.9)%
Total	(75.8)%

NUVEEN	39

Holding Summaries as of August 31, 2017 (continued)

Nuveen Equity Market Neutral Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	94.6%
Total Long Exposure	94.6%
Repurchase Agreements	3.1%
Total Investments	97.7%
Securities Sold Short
Common Stocks	(85.6)%
Total Short Exposure	(85.6)%
Other Assets Less Liabilities	87.9%
Net Assets	100%

Top Five Holdings –

Long Exposure

(% of net assets)

Biogen Inc.	1.1%
Olin Corporation	1.0%
Gilead Sciences, Inc.	1.0%
Amgen Inc.	1.0%
XPO Logistics, Incorporated	1.0%

Top Five Holdings –

Short Exposure

(% of net assets)

Agios Pharmaceutical Inc.	(1.0)%
Advance Auto Parts, Inc.	(1.0)%
Incyte Pharmaceuticals Inc.	(1.0)%
Analog Devices, Inc.	(0.9)%
AutoZone, Inc.	(0.9)%

Portfolio Composition –

Long Exposure

(% of net assets)

Capital Markets	6.6%
Biotechnology	5.6%
Specialty Retail	5.3%
Health Care Providers & Services	5.1%
Hotels, Restaurants & Leisure	4.7%
Software	4.6%
Technology Hardware, Storage & Peripherals	4.4%
Containers & Packaging	3.7%
Media	3.6%
Multiline Retail	3.1%
Food & Staples Retailing	3.0%
Auto Components	3.0%
Banks	2.9%
Communications Equipment	2.8%
Airlines	2.7%
Professional Services	1.9%
Electronic Equipment, Instruments & Components	1.9%
Real Estate Management & Development	1.9%
Automobiles	1.9%
Mortgage Real Estate Investment Trusts	1.9%
Machinery	1.8%
Diversified Consumer Services	1.8%
Energy Equipment & Services	1.5%
Other	18.9%
Total	94.6%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(6.5)%
Specialty Retail	(6.4)%
Biotechnology	(6.2)%
Chemicals	(5.0)%
Energy Equipment & Services	(4.9)%
Electric Utilities	(4.5)%
Household Durables	(4.1)%
Food Products	(3.4)%
Beverages	(3.4)%
Health Care Equipment & Supplies	(3.1)%
Machinery	(2.7)%
Aerospace & Defense	(2.6)%
Household Products	(2.6)%
Equity Real Estate Investment Trusts	(2.3)%
IT Services	(1.9)%
Food & Staples Retailing	(1.8)%
Water Utilities	(1.8)%
Capital Markets	(1.7)%
Internet Software & Services	(1.7)%
Other	(19.0)%
Total	(85.6)%

40	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class T Shares of Nuveen Large Cap Value Fund and Nuveen Large Cap Core Fund reflect only the first 93 days of the Classes’ operations, they may not provide a meaningful understanding of the Classes’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2017.

The beginning of the period is March 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.00	$1,001.20	$1,003.80	$1,006.60	$1,006.60	$1,044.00
Expenses Incurred During Period	$5.31	$9.08	$6.57	$3.74	$4.05	$2.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.91	$1,016.13	$1,018.65	$1,021.48	$1,021.17	$1,019.86
Expenses Incurred During Period	$5.35	$9.15	$6.61	$3.77	$4.08	$2.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.80%, 1.30%, 0.74% and 0.80% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Class T expenses are equal to the Fund’s annualized net expense ratio of 1.06% multiplied by the average account value over the period, multiplied by 93/365 (to reflect the 93 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

NUVEEN	41

Expense Examples (continued)

Nuveen Large Cap Core Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,035.10	$1,031.50	$1,037.10	$1,036.80	$1,042.00
Expenses Incurred During Period	$5.18	$9.01	$3.59	$3.90	$2.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.10	$1,016.33	$1,021.68	$1,021.37	$1,010.03
Expenses Incurred During Period	$5.14	$8.94	$3.57	$3.87	$2.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.76%, 0.70% and 0.76% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Class T expenses are equal to the Fund’s annualized net expense ratio of 1.02% multiplied by the average account value over the period, multiplied by 93/365 (to reflect the 93 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

Nuveen Large Cap Growth Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,063.80	$1,059.70	$1,065.50	$1,064.80
Expenses Incurred During Period	$5.31	$9.19	$3.70	$4.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.06	$1,016.28	$1,021.63	$1,021.32
Expenses Incurred During Period	$5.19	$9.00	$3.62	$3.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 0.71% and 0.77% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

42	NUVEEN

Nuveen Concentrated Core Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,052.40	$1,048.60	$1,054.40	$1,054.20
Expenses Incurred During Period	$5.59	$9.45	$3.78	$4.30
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.76	$1,015.98	$1,021.53	$1,021.02
Expenses Incurred During Period	$5.50	$9.30	$3.72	$4.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 0.73% and 0.83% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,071.70	$1,068.00	$1,070.50	$1,073.40
Expenses Incurred During the Period	$5.33	$9.23	$6.63	$4.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.06	$1,016.28	$1,018.80	$1,021.32
Expenses Incurred During the Period	$5.19	$9.00	$6.46	$3.92

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 1.27% and 0.77% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	43

Expense Examples (continued)

Nuveen Equity Long/Short Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,040.20	$1,036.40	$1,041.40
Expenses Incurred During the Period	$16.51	$20.33	$15.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.02	$1,005.24	$1,010.28
Expenses Incurred During the Period	$16.25	$20.02	$15.00

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.21%, 3.96% and 2.96% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.80	$1,015.30	$1,020.30
Expenses Incurred During the Period	$14.15	$17.83	$12.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,011.19	$1,007.51	$1,012.60
Expenses Incurred During the Period	$14.09	$17.76	$12.68

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.78%, 3.51% and 2.50% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

44	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust

Nuveen Investment Trust II:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, Nuveen Concentrated Core Fund, Nuveen Equity Market Neutral Fund (five of the funds comprising the Nuveen Investment Trust) and Nuveen Growth Fund and Nuveen Equity Long/Short Fund (two of the funds comprising Nuveen Investment Trust II) (the “Funds”) as of August 31, 2017, and the related statements of operations for the year then ended, statements of cash flows (Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund) for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through August 31, 2013 were audited by other auditors whose report dated October 28, 2013 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2017, the results of their operations for the year then ended, their cash flows (Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

October 26, 2017

NUVEEN	45

Nuveen Large Cap Value Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 0.3%

19,000	Spirit AeroSystems Holdings Inc.	$1,415,500

	Air Freight & Logistics – 1.0%

67,000	XPO Logistics, Incorporated, (2)	4,100,400

	Airlines – 1.3%

11,000	Copa Holdings SA	1,364,770

65,000	United Continental Holdings Inc., (2)	4,027,400
	Total Airlines	5,392,170

	Auto Components – 1.1%

29,000	Lear Corporation	4,336,660

	Automobiles – 2.8%

504,000	Ford Motor Company	5,559,120

167,000	General Motors Company	6,102,180
	Total Automobiles	11,661,300

	Banks – 9.7%

521,000	Bank of America Corporation	12,446,690

156,000	Citigroup Inc.	10,612,680

34,000	JP Morgan Chase & Co.	3,090,260

327,000	Regions Financial Corporation	4,613,970

24,000	SVB Financial Group, (2)	4,064,160

21,000	Synovus Financial Corp.	884,520

79,000	Wells Fargo & Company	4,034,530
	Total Banks	39,746,810

	Biotechnology – 4.3%

42,000	Amgen Inc.	7,466,340

15,000	Biogen Inc., (2)	4,748,400

66,000	Gilead Sciences, Inc.	5,524,860
	Total Biotechnology	17,739,600

	Building Products – 1.1%

63,000	Owens Corning	4,670,190

	Capital Markets – 8.4%

112,000	Bank New York Mellon	5,855,360

108,000	E*Trade Group Inc., (2)	4,429,080

107,000	Franklin Resources, Inc.	4,625,610

134,000	Morgan Stanley	6,097,000

46	NUVEEN

Shares	Description (1)	Value

	Capital Markets (continued)

52,000	Raymond James Financial Inc.	$4,072,640

56,000	State Street Corporation	5,179,440

94,000	TD Ameritrade Holding Corporation	4,072,080
	Total Capital Markets	34,331,210

	Chemicals – 1.0%

132,000	Olin Corporation	4,254,360

	Communication Equipment – 4.5%

157,000	Arris International PLC, (2)	4,374,020

304,000	Cisco Systems, Inc.	9,791,840

161,000	Juniper Networks Inc.	4,464,530
	Total Communication Equipment	18,630,390

	Construction & Engineering – 1.1%

80,000	Jacobs Engineering Group, Inc.	4,359,200

	Containers & Packaging – 1.1%

79,000	WestRock Company	4,495,890

	Diversified Consumer Services – 1.0%

158,000	H & R Block Inc.	4,224,920

	Diversified Financial Services – 1.0%

22,000	Berkshire Hathaway Inc., Class B	3,985,520

	Diversified Telecommunication Services – 2.4%

161,000	AT&T Inc.	6,031,060

221,733	Frontier Communications Corporation	2,986,744

208,000	Intelsat SA, (2)	802,880
	Total Diversified Telecommunication Services	9,820,684

	Electric Utilities – 1.3%

137,000	Exelon Corporation	5,188,190

	Electrical Equipment – 1.1%

57,000	Regal-Beloit Corporation	4,297,800

	Electronic Equipment & Instruments Components – 2.3%

164,000	Corning Incorporated	4,716,640

148,000	Jabil Inc.	4,639,800
	Total Electronic Equipment & Instruments Components	9,356,440

	Energy Equipment & Services – 0.7%

279,000	Rowan Companies Inc.	2,720,250

	Food & Staples Retailing – 5.2%

89,000	CVS Health Corporation	6,883,260

80,000	Walgreens Boots Alliance Inc.	6,520,000

NUVEEN	47

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

101,000	Wal-Mart Stores, Inc.	$7,885,070
	Total Food & Staples Retailing	21,288,330

	Food Products – 1.2%

116,000	Archer-Daniels-Midland Company	4,793,120

	Health Care Providers & Services – 8.8%

34,000	Aetna Inc.	5,361,800

27,000	Anthem Inc.	5,293,080

22,000	Cardinal Health, Inc.	1,484,120

26,000	CIGNA Corporation	4,733,560

87,000	Express Scripts, Holding Company, (2)	5,465,340

17,000	Humana Inc.	4,379,540

34,000	McKesson Corp.	5,076,540

24,000	Wellcare Health Plans Inc., (2)	4,192,320
	Total Health Care Providers & Services	35,986,300

	Hotels, Restaurants & Leisure – 3.6%

78,000	Carnival Corporation	5,419,440

74,000	Hyatt Hotels Corporation, Class A, (2)	4,403,740

40,000	Royal Caribbean Cruises Limited	4,978,400
	Total Hotels, Restaurants & Leisure	14,801,580

	Household Durables – 0.7%

17,000	Whirlpool Corporation	2,917,540

	Independent Power & Renewable Electricity Producers – 1.1%

40,000	AES Corporation	441,600

281,000	Calpine Corporation, (2)	4,130,700
	Total Independent Power & Renewable Electricity Producers	4,572,300

	Insurance – 2.7%

12,000	Everest Reinsurance Group Ltd	3,029,760

68,000	Lincoln National Corporation	4,614,480

74,000	Unum Group	3,565,320
	Total Insurance	11,209,560

	IT Services – 1.1%

127,000	Booz Allen Hamilton Holding	4,331,970

	Machinery – 2.0%

51,000	Ingersoll Rand Company Limited, Class A	4,354,890

53,000	Oshkosh Truck Corporation	3,953,800
	Total Machinery	8,308,690

	Media – 1.2%

164,000	Discovery Communications Inc., Class A Shares, (2)	3,642,440

48	NUVEEN

Shares	Description (1)	Value

	Media (continued)

169,000	TEGNA, Inc.	$1,434,810
	Total Media	5,077,250

	Mortgage Real Estate Investment Trusts – 1.6%

98,000	AGNC Investment Corp.	2,110,920

430,000	Two Harbors Investment Corporation	4,398,900
	Total Mortgage Real Estate Investment Trusts	6,509,820

	Multiline Retail – 2.8%

70,000	Big Lots, Inc.	3,332,000

110,000	Kohl’s Corporation	4,375,800

68,000	Target Corporation	3,708,040
	Total Multiline Retail	11,415,840

	Oil, Gas & Consumable Fuels – 0.8%

40,000	Exxon Mobil Corporation	3,053,200

	Personal Products – 0.2%

11,000	Nu Skin Enterprises, Inc., Class A	669,130

	Pharmaceuticals – 1.3%

19,000	Johnson & Johnson	2,515,030

84,000	Pfizer Inc.	2,849,280
	Total Pharmaceuticals	5,364,310

	Professional Services – 1.1%

41,000	Manpower Inc.	4,571,910

	Real Estate Investment Trust – 0.7%

156,000	Host Hotels & Resorts Inc.	2,826,720

	Real Estate Management & Development – 1.3%

121,000	CBRE Group Inc., (2)	4,365,680

30,000	Realogy Holdings Corporation	1,017,000
	Total Real Estate Management & Development	5,382,680

	Semiconductors & Semiconductor Equipment – 1.5%

47,000	Intel Corporation	1,648,290

243,000	Marvell Technology Group Ltd.	4,352,130
	Total Semiconductors & Semiconductor Equipment	6,000,420

	Software – 2.4%

26,000	Oracle Corporation	1,308,580

56,000	Synopsys Inc., (2)	4,503,520

39,000	VMware Inc., (2)	4,215,900
	Total Software	10,028,000

	Specialty Retail – 3.6%

78,000	Best Buy Co., Inc.	4,232,280

NUVEEN	49

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)			Value

	Specialty Retail (continued)

76,000	GameStop Corporation			$1,406,000

193,000	Gap, Inc.			4,558,660

438,000	Staples, Inc.			4,474,170
	Total Specialty Retail			14,671,110

	Technology Hardware, Storage & Peripherals – 5.2%

25,000	Apple, Inc.			4,100,000

266,000	HP Inc.			5,075,280

97,000	NCR Corporation			3,543,410

94,000	NetApp, Inc.			3,634,040

57,000	Western Digital Corporation			5,031,390
	Total Technology Hardware, Storage & Peripherals			21,384,120

	Tobacco – 0.4%

14,000	Philip Morris International			1,637,020

	Trading Companies & Distributors – 0.8%

67,000	WESCO International Inc., (2)			3,380,150

	Wireless Telecommunication Services – 1.0%

143,000	Telephone and Data Systems Inc.			4,191,330
	Total Long-Term Investments (cost $378,076,470)			409,099,884

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$594	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $593,734, collateralized by $505,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $609,937	0.120%	9/01/17	$593,732
	Total Short-Term Investments (cost $593,732)			593,732
	Total Investments (cost $378,670,202) – 99.9%			409,693,616
	Other Assets Less Liabilities – 0.1%			343,219
	Net Assets – 100%			$410,036,835

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

50	NUVEEN

Nuveen Large Cap Core Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Air Freight & Logistics – 1.0%

64,000	XPO Logistics, Incorporated, (2)	$3,916,800

	Airlines – 2.1%

85,000	Southwest Airlines Co.	4,431,900

59,000	United Continental Holdings Inc., (2)	3,655,640
	Total Airlines	8,087,540

	Auto Components – 2.4%

48,000	Delphi Automotive PLC	4,627,200

28,000	Lear Corporation	4,187,120

5,000	Visteon Corporation, (2)	577,200
	Total Auto Components	9,391,520

	Automobiles – 2.2%

343,000	Ford Motor Company	3,783,290

134,000	General Motors Company	4,896,360
	Total Automobiles	8,679,650

	Banks – 4.6%

326,000	Bank of America Corporation	7,788,140

6,000	Citigroup Inc.	408,180

18,000	JPMorgan Chase & Co.	1,636,020

288,000	Regions Financial Corporation	4,063,680

23,000	SVB Financial Group, (2)	3,894,820
	Total Banks	17,790,840

	Biotechnology – 6.1%

35,000	Amgen Inc.	6,221,950

17,000	Biogen Inc., (2)	5,381,520

42,000	Celgene Corporation, (2)	5,835,060

73,000	Gilead Sciences, Inc.	6,110,830
	Total Biotechnology	23,549,360

	Building Products – 1.0%

52,000	Owens Corning	3,854,760

	Capital Markets – 7.5%

90,000	Bank New York Mellon	4,705,200

81,000	E*Trade Group Inc., (2)	3,321,810

94,000	Franklin Resources, Inc.	4,063,620

104,000	Morgan Stanley	4,732,000

NUVEEN	51

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Capital Markets (continued)

48,000	Raymond James Financial Inc.	$3,759,360

51,000	State Street Corporation	4,716,990

91,000	TD Ameritrade Holding Corporation	3,942,120
	Total Capital Markets	29,241,100

	Chemicals – 1.0%

123,000	Olin Corporation	3,964,290

	Communications Equipment – 2.4%

164,000	Cisco Systems, Inc.	5,282,440

140,000	Juniper Networks Inc.	3,882,200
	Total Communications Equipment	9,164,640

	Construction & Engineering – 0.9%

66,000	Jacobs Engineering Group, Inc.	3,596,340

	Containers & Packaging – 1.9%

67,000	Berry Plastics Corporation, (2)	3,768,080

61,000	WestRock Company	3,471,510
	Total Containers & Packaging	7,239,590

	Diversified Consumer Services – 1.9%

6,000	Graham Holdings Company	3,523,200

147,000	H & R Block Inc.	3,930,780
	Total Diversified Consumer Services	7,453,980

	Diversified Financial Services – 0.5%

10,000	Berkshire Hathaway Inc., Class B	1,811,600

	Diversified Telecommunication Services – 0.7%

197,533	Frontier Communications Corporation	2,660,770

	Electrical Equipment – 1.0%

53,000	Regal-Beloit Corporation	3,996,200

	Electronic Equipment, Instruments & Components – 1.5%

132,000	Jabil Inc.	4,138,200

88,000	Vishay Intertechnology Inc.	1,557,600
	Total Electronic Equipment, Instruments & Components	5,695,800

	Energy Equipment & Services – 0.3%

141,000	Rowan Companies Inc.	1,374,750

	Food & Staples Retailing – 5.3%

29,000	Costco Wholesale Corporation	4,545,460

68,000	CVS Health Corporation	5,259,120

65,000	Walgreens Boots Alliance Inc.	5,297,500

71,000	Wal-Mart Stores, Inc.	5,542,970
	Total Food & Staples Retailing	20,645,050

52	NUVEEN

Shares	Description (1)	Value

	Food Products – 0.4%

37,000	Archer-Daniels-Midland Company	$1,528,840

	Health Care Providers & Services – 9.9%

30,000	Aetna Inc.	4,731,000

52,000	AmerisourceBergen Corporation	4,173,000

27,000	CIGNA Corporation	4,915,620

73,000	Express Scripts, Holding Company, (2)	4,585,860

18,000	Humana Inc.	4,637,160

30,000	McKesson Corp.	4,479,300

35,000	UnitedHealth Group Incorporated	6,961,500

23,000	Wellcare Health Plans Inc., (2)	4,017,640
	Total Health Care Providers & Services	38,501,080

	Hotels, Restaurants & Leisure – 4.0%

18,000	Carnival Corporation	1,250,640

71,000	Hyatt Hotels Corporation, Class A, (2)	4,225,210

35,000	Royal Caribbean Cruises Limited	4,356,100

38,000	Wyndham Worldwide Corporation	3,787,840

14,000	Wynn Resorts Ltd	1,945,860
	Total Hotels, Restaurants & Leisure	15,565,650

	Independent Power & Renewable Electricity Producers – 1.0%

260,000	Calpine Corporation, (2)	3,822,000

	Insurance – 1.0%

60,000	Lincoln National Corporation	4,071,600

	Internet and Direct Marketing Retail – 1.9%

3,000	Amazon.com, Inc.	2,941,800

29,000	Expedia, Inc.	4,302,440
	Total Internet and Direct Marketing Retail	7,244,240

	Internet Software & Services – 2.5%

6,000	Alphabet Inc., Class A, (2)	5,731,440

16,000	Facebook Inc., Class A Shares, (2)	2,751,520

13,000	VeriSign, Inc.	1,348,750
	Total Internet Software & Services	9,831,710

	IT Services – 3.3%

44,000	MasterCard, Inc.	5,865,200

67,000	Visa Inc.	6,935,840
	Total IT Services	12,801,040

	Machinery – 1.7%

110,000	Allison Transmission Holdings Inc.	3,820,300

33,000	Ingersoll Rand Company Limited, Class A	2,817,870
	Total Machinery	6,638,170

NUVEEN	53

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Media – 2.1%

43,000	AMC Networks Inc., Class A Shares, (2)	$2,613,540

137,000	Discovery Communications Inc., Class A Shares, (2)	3,042,770

17,000	Omnicom Group, Inc.	1,230,460

159,000	TEGNA, Inc.	1,349,910
	Total Media	8,236,680

	Multiline Retail – 2.0%

44,000	Big Lots, Inc.	2,094,400

94,000	Kohl’s Corporation	3,739,320

43,000	Nordstrom, Inc.	1,918,660
	Total Multiline Retail	7,752,380

	Oil, Gas & Consumable Fuels – 0.5%

24,000	Exxon Mobil Corporation	1,831,920

	Pharmaceuticals – 0.6%

17,000	Johnson & Johnson	2,250,290

	Professional Services – 2.0%

36,000	Manpower Inc.	4,014,360

84,000	Robert Half International Inc.	3,805,200
	Total Professional Services	7,819,560

	Real Estate Management & Development – 2.0%

114,000	CBRE Group Inc., (2)	4,113,120

112,000	Realogy Holdings Corporation	3,796,800
	Total Real Estate Management & Development	7,909,920

	Software – 4.4%

45,000	Citrix Systems, (2)	3,519,450

71,000	Microsoft Corporation	5,308,670

51,000	Synopsys Inc., (2)	4,101,420

38,000	VMware Inc., (2)	4,107,800
	Total Software	17,037,340

	Specialty Retail – 5.8%

75,000	Best Buy Co., Inc.	4,069,500

25,000	Burlington Store Inc., (2)	2,178,250

185,000	GameStop Corporation	3,422,500

153,000	Gap, Inc.	3,613,860

34,000	Home Depot, Inc.	5,095,580

395,000	Staples, Inc.	4,034,925
	Total Specialty Retail	22,414,615

	Technology Hardware, Storage & Peripherals – 8.7%

111,000	Apple, Inc.	18,204,000

54	NUVEEN

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals (continued)

220,000	HP Inc.	$4,197,600

101,000	NCR Corporation	3,689,530

89,000	NetApp, Inc.	3,440,740

50,000	Western Digital Corporation	4,413,500
	Total Technology Hardware, Storage & Peripherals	33,945,370

	Trading Companies & Distributors – 0.7%

56,000	WESCO International Inc., (2)	2,825,200

	Wireless Telecommunication Services – 1.0%

134,000	Telephone and Data Systems Inc.	3,927,540
	Total Long-Term Investments (cost $352,247,774)	388,069,725
	Other Assets Less Liabilities – 0.2%	806,512
	Net Assets – 100%	$388,876,237

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	55

Nuveen Large Cap Growth Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 0.9%

3,100	Boeing Company	$742,946

	Air Freight & Logistics – 1.0%

13,500	XPO Logistics, Incorporated, (2)	826,200

	Airlines – 2.4%

2,500	Copa Holdings SA	310,175

19,200	Southwest Airlines Co.	1,001,088

9,900	United Continental Holdings Inc., (2)	613,404
	Total Airlines	1,924,667

	Auto Components – 4.5%

17,800	BorgWarner Inc.	826,098

10,800	Delphi Automotive PLC	1,041,120

6,000	Lear Corporation	897,240

7,200	Visteon Corporation, (2)	831,168
	Total Auto Components	3,595,626

	Automobiles – 0.4%

18,200	Ford Motor Company	200,746

2,400	Harley-Davidson, Inc.	112,824
	Total Automobiles	313,570

	Banks – 1.0%

4,800	SVB Financial Group, (2)	812,832

	Biotechnology – 7.5%

6,100	Amgen Inc.	1,084,397

4,000	Biogen Inc., (2)	1,266,240

11,600	Celgene Corporation, (2)	1,611,588

16,100	Gilead Sciences, Inc.	1,347,731

11,200	Ionis Pharmaceuticals, Inc., (2)	600,544

200	Regeneron Pharmaceuticals, Inc., (2)	99,380
	Total Biotechnology	6,009,880

	Capital Markets – 3.2%

600	Ameriprise Financial, Inc.	83,106

7,900	MSCI Inc., Class A Shares	905,419

9,700	Raymond James Financial Inc.	759,704

9,200	State Street Corporation	850,908
	Total Capital Markets	2,599,137

56	NUVEEN

Shares	Description (1)	Value

	Communications Equipment – 1.5%

14,400	Arris International PLC, (2)	$401,184

7,000	F5 Networks, Inc., (2)	835,660
	Total Communications Equipment	1,236,844

	Containers & Packaging – 3.0%

15,300	Berry Plastics Corporation, (2)	860,472

59,200	Graphic Packaging Holding Company	772,560

26,700	Silgan Holdings, Inc.	803,403
	Total Containers & Packaging	2,436,435

	Diversified Consumer Services – 1.0%

29,900	H & R Block Inc.	799,526

	Diversified Telecommunication Services – 0.1%

16,900	Intelsat SA, (2)	65,234

	Electronic Equipment, Instruments & Components – 1.0%

26,000	Jabil Inc.	815,100

	Food & Staples Retailing – 3.2%

8,300	Costco Wholesale Corporation	1,300,942

11,700	Walgreens Boots Alliance Inc.	953,550

4,200	Wal-Mart Stores, Inc.	327,894
	Total Food & Staples Retailing	2,582,386

	Health Care Equipment & Supplies – 0.3%

6,900	Hologic Inc., (2)	266,340

	Health Care Providers & Services – 10.7%

5,900	Aetna Inc.	930,430

11,200	AmerisourceBergen Corporation	898,800

6,100	CIGNA Corporation	1,110,566

13,300	Express Scripts, Holding Company, (2)	835,506

4,100	Humana Inc.	1,056,242

5,600	McKesson Corp.	836,136

10,600	UnitedHealth Group Incorporated	2,108,340

5,000	Wellcare Health Plans Inc., (2)	873,400
	Total Health Care Providers & Services	8,649,420

	Hotels, Restaurants & Leisure – 4.1%

14,200	Hyatt Hotels Corporation, Class A, (2)	845,042

10,900	Las Vegas Sands	678,089

8,400	Wyndham Worldwide Corporation	837,312

6,700	Wynn Resorts Ltd	931,233
	Total Hotels, Restaurants & Leisure	3,291,676

NUVEEN	57

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Household Durables – 0.5%

2,200	Whirlpool Corporation	$377,564

	Insurance – 0.9%

10,400	Lincoln National Corporation	705,744

	Internet and Direct Marketing Retail – 2.5%

1,100	Amazon.com, Inc.	1,078,660

6,400	Expedia, Inc.	949,504
	Total Internet and Direct Marketing Retail	2,028,164

	Internet Software & Services – 5.4%

2,400	Alphabet Inc., Class A, (2)	2,292,576

6,800	Facebook Inc., Class A Shares, (2)	1,169,396

8,600	VeriSign, Inc.	892,250
	Total Internet Software & Services	4,354,222

	IT Services – 5.6%

20,700	Booz Allen Hamilton Holding	706,077

12,700	MasterCard, Inc.	1,692,910

20,200	Visa Inc.	2,091,104
	Total IT Services	4,490,091

	Machinery – 2.1%

23,900	Allison Transmission Holdings Inc.	830,047

10,100	Ingersoll Rand Company Limited, Class A	862,439
	Total Machinery	1,692,486

	Media – 3.7%

13,500	AMC Networks Inc., Class A Shares, (2)	820,530

32,200	Discovery Communications Inc., Class A Shares, (2)	715,162

20,700	Live Nation Inc., (2)	827,172

8,800	Omnicom Group, Inc.	636,944
	Total Media	2,999,808

	Multiline Retail – 2.4%

13,500	Big Lots, Inc.	642,600

12,600	Kohl’s Corporation	501,228

18,300	Nordstrom, Inc.	816,546
	Total Multiline Retail	1,960,374

	Personal Products – 1.1%

12,400	Herbalife, Limited	855,724

	Professional Services – 1.1%

19,200	Robert Half International Inc.	869,760

	Real Estate Management & Development – 1.1%

23,400	CBRE Group Inc., (2)	844,272

58	NUVEEN

Shares	Description (1)			Value

	Road & Rail – 0.1%

1,900	CSX Corporation			$95,380

	Software – 10.4%

23,500	Cadence Design Systems, Inc., (2)			923,315

11,200	Citrix Systems, (2)			875,952

51,600	Microsoft Corporation			3,858,132

9,300	Red Hat, Inc., (2)			999,750

10,100	Synopsys Inc., (2)			812,242

8,600	VMware Inc., (2)			929,660
	Total Software			8,399,051

	Specialty Retail – 6.7%

12,900	Best Buy Co., Inc.			699,954

8,500	Burlington Store Inc., (2)			740,605

35,900	Gap, Inc.			847,958

12,700	Home Depot, Inc.			1,903,349

16,000	Lowe’s Companies, Inc.			1,182,240
	Total Specialty Retail			5,374,106

	Technology Hardware, Storage & Peripherals – 10.2%

40,300	Apple, Inc.			6,609,200

21,600	NCR Corporation			789,048

9,700	Western Digital Corporation			856,219
	Total Technology Hardware, Storage & Peripherals			8,254,467

	Trading Companies & Distributors – 0.1%

3,000	Univar Inc., (2)			84,630
	Total Long-Term Investments (cost $69,744,408)			80,353,662

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$123	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $122,877, collateralized by $105,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $126,819	0.120%	9/01/17	$122,877
	Total Short-Term Investments (cost $122,877)			122,877
	Total Investments (cost $69,867,285) – 99.8%			80,476,539
	Other Assets Less Liabilities – 0.2%			129,410
	Net Assets – 100%			$80,605,949

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	59

Nuveen Concentrated Core Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1%

	Airlines – 4.6%

85,100	Southwest Airlines Co.	$4,437,114

	Automobiles – 9.9%

419,100	Ford Motor Company	4,622,673

133,500	General Motors Company	4,878,090
	Total Automobiles	9,500,763

	Banks – 4.9%

196,000	Bank of America Corporation	4,682,440

	Biotechnology – 15.8%

27,700	Amgen Inc.	4,924,229

36,200	Celgene Corporation, (2)	5,029,266

62,500	Gilead Sciences, Inc.	5,231,875
	Total Biotechnology	15,185,370

	Capital Markets – 9.6%

102,100	Franklin Resources, Inc.	4,413,783

51,500	State Street Corporation	4,763,235
	Total Capital Markets	9,177,018

	Food & Staples Retailing – 14.6%

57,200	CVS Health Corporation	4,423,848

60,300	Walgreens Boots Alliance Inc.	4,914,450

60,100	Wal-Mart Stores, Inc.	4,692,007
	Total Food & Staples Retailing	14,030,305

	Health Care Providers & Services – 15.0%

75,200	Express Scripts, Holding Company, (2)	4,724,064

31,800	McKesson Corp.	4,748,058

24,800	UnitedHealth Group Incorporated	4,932,720
	Total Health Care Providers & Services	14,404,842

	Hotels, Restaurants & Leisure – 5.0%

38,800	Royal Caribbean Cruises Limited	4,829,048

	Internet and Direct Marketing Retail – 5.0%

32,100	Expedia, Inc.	4,762,356

	IT Services – 5.1%

36,900	MasterCard, Inc.	4,918,770

60	NUVEEN

Shares	Description (1)	Value

	Software – 5.3%

46,600	VMware Inc., (2)	$5,037,460

	Technology Hardware, Storage & Peripherals – 5.3%

31,200	Apple, Inc.	5,116,800
	Total Long-Term Investments (cost $91,419,058)	96,082,286
	Other Assets Less Liabilities – (0.1)%	(129,299)
	Net Assets – 100%	$95,952,987

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	61

Nuveen Growth Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 4.3%

4,384	Boeing Company	$1,050,669

6,983	Spirit AeroSystems Holdings Inc.	520,234

1,568	TransDigm Group Inc.	408,715
	Total Aerospace & Defense	1,979,618

	Air Freight & Logistics – 0.9%

7,817	Expeditors International of Washington, Inc.	438,534

	Airlines – 1.3%

11,492	Southwest Airlines Co.	599,193

	Auto Components – 1.1%

3,427	Lear Corporation	512,474

	Banks – 1.0%

4,866	JPMorgan Chase & Co.	442,271

	Beverages – 2.4%

11,330	Coca-Cola Company	516,082

5,022	PepsiCo, Inc.	581,196
	Total Beverages	1,097,278

	Biotechnology – 5.4%

5,272	Amgen Inc.	937,203

3,115	Biogen Inc., (2)	986,084

6,738	Gilead Sciences, Inc.	564,038
	Total Biotechnology	2,487,325

	Communication Equipment – 0.8%

3,144	F5 Networks, Inc., (2)	375,331

	Construction Materials – 1.1%

5,380	Eagle Materials Inc.	523,205

	Financial Exchanges and Data – 1.1%

3,734	Moody’s Corporation	500,468

	Food & Staples Retailing – 3.6%

18,037	Sysco Corporation	950,009

8,931	Walgreens Boots Alliance Inc.	727,877
	Total Food & Staples Retailing	1,677,886

	Food Products – 1.8%

13,178	Tyson Foods, Inc., Class A	834,167

62	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies – 1.7%

12,421	Baxter International, Inc.	$770,599

	Health Care Providers & Services – 14.0%

4,145	Aetna Inc.	653,667

7,705	AmerisourceBergen Corporation	618,326

3,091	Anthem Inc.	605,960

8,025	Cardinal Health, Inc.	541,367

13,622	Express Scripts, Holding Company, (2)	855,734

2,824	Humana Inc.	727,519

4,041	McKesson Corp.	603,362

9,375	UnitedHealth Group Incorporated	1,864,688
	Total Health Care Providers & Services	6,470,623

	Health Care Technology – 1.1%

8,904	Veeva Systems Inc., Class A Shares, (2)	529,788

	Hotels, Restaurants & Leisure – 3.2%

2,802	Dominos Pizza Inc.	510,693

5,976	McDonald’s Corporation	955,981
	Total Hotels, Restaurants & Leisure	1,466,674

	Insurance – 1.2%

4,300	Reinsurance Group of America Inc.	578,135

	Internet Software & Services – 7.8%

3,268	Alphabet Inc., Class A, (2)	3,121,720

2,945	Facebook Inc., Class A Shares, (2)	506,452
	Total Internet Software & Services	3,628,172

	IT Services – 11.8%

11,037	Booz Allen Hamilton Holding	376,472

4,509	Gartner Inc., (2)	543,740

5,186	Henry Jack and Associates Inc.	534,521

13,850	MasterCard, Inc.	1,846,205

20,950	Visa Inc.	2,168,744
	Total IT Services	5,469,682

	Machinery – 1.1%

3,222	Parker Hannifin Corporation	518,388

	Media – 7.1%

11,828	Comcast Corporation, Class A	480,335

7,141	Discovery Communications Inc., Class A Shares, (2)	158,602

10,695	Omnicom Group, Inc.	774,104

5,777	Scripps Networks Interactive, Class A Shares	494,800

82,362	Sirius XM Holdings Inc.	473,582

NUVEEN	63

Nuveen Growth Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Media (continued)

5,570	Time Warner Inc.	$563,127

3,671	Walt Disney Company	371,505
	Total Media	3,316,055

	Multiline Retail – 1.2%

9,893	Target Corporation	539,465

	Software – 10.1%

14,844	Cadence Design Systems, Inc., (2)	583,221

6,460	Intuit, Inc.	913,767

28,025	Microsoft Corporation	2,095,429

5,304	Red Hat, Inc., (2)	570,180

6,526	Synopsys Inc., (2)	524,821
	Total Software	4,687,418

	Specialty Retail – 8.0%

14,059	Home Depot, Inc.	2,107,022

13,096	Lowe’s Companies, Inc.	967,663

11,210	Ross Stores, Inc.	655,225
	Total Specialty Retail	3,729,910

	Technology Hardware, Storage & Peripherals – 6.0%

16,916	Apple, Inc.	2,774,224

	Tobacco – 0.7%

5,383	Altria Group, Inc.	341,282
	Total Long-Term Investments (cost $35,873,610)	46,288,165
	Other Assets Less Liabilities – 0.2%	97,881
	Net Assets – 100%	$46,386,046

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

64	NUVEEN

Nuveen Equity Long/Short Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 145.3%

	COMMON STOCKS – 145.3%

	Aerospace & Defense – 1.6%

7,100	Boeing Company	$1,701,586

	Air Freight & Logistics – 1.3%

22,100	XPO Logistics, Incorporated, (2)	1,352,520

	Airlines – 2.8%

8,400	Copa Holdings SA	1,042,188

23,700	Southwest Airlines Co.	1,235,718

11,300	United Continental Holdings Inc., (2)	700,148
	Total Airlines	2,978,054

	Auto Components – 4.9%

26,000	BorgWarner Inc.	1,206,660

14,000	Delphi Automotive PLC	1,349,600

8,900	Lear Corporation	1,330,906

11,300	Visteon Corporation, (2)	1,304,472
	Total Auto Components	5,191,638

	Automobiles – 2.1%

76,000	Ford Motor Company	838,280

18,800	General Motors Company	686,952

6,400	Thor Industries, Inc.	695,296
	Total Automobiles	2,220,528

	Banks – 5.0%

84,000	Bank of America Corporation	2,006,760

87,700	Regions Financial Corporation	1,237,447

7,600	SVB Financial Group, (2)	1,286,984

15,500	Western Alliance Bancorporation, (2)	747,565
	Total Banks	5,278,756

	Biotechnology – 8.9%

9,700	Alexion Pharmaceuticals Inc.	1,381,377

9,600	Amgen Inc.	1,706,592

4,900	Biogen Inc., (2)	1,551,144

11,900	Celgene Corporation, (2)	1,653,267

20,500	Gilead Sciences, Inc.	1,716,055

2,900	Regeneron Pharmaceuticals, Inc., (2)	1,441,010
	Total Biotechnology	9,449,445

NUVEEN	65

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Building Products – 1.3%

18,200	Owens Corning	$1,349,166

	Capital Markets – 9.6%

7,600	Ameriprise Financial, Inc.	1,052,676

27,100	Bank New York Mellon	1,416,788

17,600	E*Trade Group Inc., (2)	721,776

26,700	Franklin Resources, Inc.	1,154,241

11,300	MSCI Inc., Class A Shares	1,295,093

15,300	Raymond James Financial Inc.	1,198,296

22,300	SEI Investments Company	1,303,658

14,700	State Street Corporation	1,359,603

15,500	TD Ameritrade Holding Corporation	671,460
	Total Capital Markets	10,173,591

	Chemicals – 1.3%

42,300	Olin Corporation	1,363,329

	Communications Equipment – 2.0%

34,400	Arris International PLC, (2)	958,384

40,200	Juniper Networks Inc.	1,114,746
	Total Communications Equipment	2,073,130

	Construction & Engineering – 0.7%

13,700	Jacobs Engineering Group, Inc.	746,513

	Consumer Finance – 0.8%

36,600	Ally Financial Inc.	827,160

	Containers & Packaging – 4.9%

22,900	Berry Plastics Corporation, (2)	1,287,896

93,100	Graphic Packaging Holding Company	1,214,955

42,800	Silgan Holdings, Inc.	1,287,852

23,500	WestRock Company	1,337,385
	Total Containers & Packaging	5,128,088

	Diversified Consumer Services – 1.2%

47,600	H & R Block Inc.	1,272,824

	Diversified Telecommunication Services – 1.5%

41,000	AT&T Inc.	1,535,860

	Electric Utilities – 0.9%

25,600	Exelon Corporation	969,472

	Electrical Equipment – 1.1%

15,600	Regal-Beloit Corporation	1,176,240

66	NUVEEN

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 1.2%

39,300	Jabil Inc.	$1,232,055

	Energy Equipment & Services – 1.5%

60,500	Rowan Companies Inc.	589,875

115,500	Transocean Inc.	942,480
	Total Energy Equipment & Services	1,532,355

	Equity Real Estate Investment Trusts – 1.7%

7,300	American Tower Corporation, REIT	1,080,765

5,700	Coresite Realty Corporation	676,932
	Total Equity Real Estate Investment Trusts	1,757,697

	Food & Staples Retailing – 7.0%

9,600	Costco Wholesale Corporation	1,504,704

19,800	CVS Health Corporation	1,531,332

63,900	Sprouts Farmers Market Inc., (2)	1,274,166

18,400	Walgreens Boots Alliance Inc.	1,499,600

20,600	Wal-Mart Stores, Inc.	1,608,242
	Total Food & Staples Retailing	7,418,044

	Food Products – 0.9%

23,600	Archer-Daniels-Midland Company	975,152

	Health Care Providers & Services – 9.6%

8,400	Aetna Inc.	1,324,680

8,400	AmerisourceBergen Corporation	674,100

14,900	Centene Corporation, (2)	1,323,865

7,700	CIGNA Corporation	1,401,862

19,100	Express Scripts, Holding Company, (2)	1,199,862

7,600	McKesson Corp.	1,134,756

9,200	UnitedHealth Group Incorporated	1,829,880

7,300	Wellcare Health Plans Inc., (2)	1,275,164
	Total Health Care Providers & Services	10,164,169

	Health Care Technology – 1.2%

22,200	Veeva Systems Inc., Class A Shares, (2)	1,320,900

	Hotels, Restaurants & Leisure – 7.6%

19,200	Carnival Corporation	1,334,016

21,700	Hyatt Hotels Corporation, Class A, (2)	1,291,367

17,500	Las Vegas Sands	1,088,675

10,200	McDonald’s Corporation	1,631,694

11,200	Royal Caribbean Cruises Limited	1,393,952

9,500	Wynn Resorts Ltd	1,320,405
	Total Hotels, Restaurants & Leisure	8,060,109

NUVEEN	67

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Household Durables – 1.0%

6,300	Whirlpool Corporation	$1,081,206

	Independent Power & Renewable Electricity Producers – 0.7%

41,450	AES Corporation	457,608

20,700	Calpine Corporation, (2)	304,290
	Total Independent Power & Renewable Electricity Producers	761,898

	Insurance – 2.0%

14,400	Lincoln National Corporation	977,184

8,300	RenaissanceRe Holdings, Limited	1,155,028
	Total Insurance	2,132,212

	Internet and Direct Marketing Retail – 2.5%

9,100	Expedia, Inc.	1,350,076

700	Priceline Group Incorporated, (2)	1,296,456
	Total Internet and Direct Marketing Retail	2,646,532

	Internet Software & Services – 2.5%

12,200	IAC/InterActiveCorp.	1,384,822

12,300	VeriSign, Inc.	1,276,125
	Total Internet Software & Services	2,660,947

	IT Services – 4.2%

29,100	Booz Allen Hamilton Holding	992,601

12,200	MasterCard, Inc.	1,626,260

17,900	Visa Inc.	1,853,008
	Total IT Services	4,471,869

	Machinery – 3.2%

35,800	Allison Transmission Holdings Inc.	1,243,334

12,300	Ingersoll Rand Company Limited, Class A	1,050,297

24,200	Timken Company	1,085,370
	Total Machinery	3,379,001

	Media – 3.8%

16,300	AMC Networks Inc., Class A Shares, (2)	990,714

41,600	Discovery Communications Inc., Class A Shares, (2)	923,936

14,700	Dish Network Corporation, Class A, (2)	842,163

32,600	Live Nation Inc., (2)	1,302,696
	Total Media	4,059,509

	Mortgage Real Estate Investment Trusts – 1.1%

51,500	AGNC Investment Corp.	1,109,310

	Multiline Retail – 2.4%

18,100	Kohl’s Corporation	720,018

24,300	Nordstrom, Inc.	1,084,266

68	NUVEEN

Shares	Description (1)	Value

	Multiline Retail (continued)

13,200	Target Corporation	$719,796
	Total Multiline Retail	2,524,080

	Multi-Utilities – 0.6%

22,300	CenterPoint Energy, Inc.	660,526

	Oil, Gas & Consumable Fuels – 2.3%

19,000	Marathon Petroleum Corporation	996,550

103,500	Whiting Petroleum Corporation, (2)	462,645

27,100	World Fuel Services Corporation	936,034
	Total Oil, Gas & Consumable Fuels	2,395,229

	Personal Products – 1.3%

12,500	Estee Lauder Companies Inc., Class A	1,337,375

	Professional Services – 2.5%

11,600	Manpower Inc.	1,293,516

28,800	Robert Half International Inc.	1,304,640
	Total Professional Services	2,598,156

	Real Estate Management & Development – 2.1%

32,700	CBRE Group Inc., (2)	1,179,816

31,300	Realogy Holdings Corporation	1,061,070
	Total Real Estate Management & Development	2,240,886

	Road & Rail – 1.3%

27,200	CSX Corporation	1,365,440

	Semiconductors & Semiconductor Equipment – 0.7%

20,700	Teradyne Inc.	737,127

	Software – 12.1%

34,300	Cadence Design Systems, Inc., (2)	1,347,647

16,100	Citrix Systems, (2)	1,259,181

9,600	Intuit, Inc.	1,357,920

40,700	Microsoft Corporation	3,043,139

34,400	Oracle Corporation	1,731,352

12,700	Red Hat, Inc., (2)	1,365,250

16,200	Synopsys Inc., (2)	1,302,804

12,400	VMware Inc., (2)	1,340,440
	Total Software	12,747,733

	Specialty Retail – 3.5%

23,000	Best Buy Co., Inc.	1,247,980

29,200	Gap, Inc.	689,704

11,900	Home Depot, Inc.	1,783,453
	Total Specialty Retail	3,721,137

NUVEEN	69

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)			Value

	Technology Hardware, Storage & Peripherals – 7.8%

24,100	Apple, Inc.			$3,952,400

39,100	HP Inc.			746,028

28,800	NCR Corporation			1,052,064

31,300	NetApp, Inc.			1,210,058

15,100	Western Digital Corporation			1,332,877
	Total Technology Hardware, Storage & Peripherals			8,293,427

	Textiles, Apparel & Luxury Goods – 2.7%

17,700	Michael Kors Holdings Limited, (2)			747,294

8,600	Ralph Lauren Corporation			755,854

20,800	VF Corporation			1,307,696
	Total Textiles, Apparel & Luxury Goods			2,810,844

	Wireless Telecommunication Services – 2.4%

43,000	Telephone and Data Systems Inc.			1,260,330

20,200	T-Mobile US Inc., (2)			1,307,142
	Total Wireless Telecommunication Services			2,567,472
	Total Long-Term Investments (cost $140,632,143)			153,550,297

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.1%

	REPURCHASE AGREEMENTS – 0.1%

$134	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $133,834, collateralized by $115,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $138,897	0.120%	9/01/17	$133,834
	Total Short-Term Investments (cost $133,834)			133,834
	Total Investments (cost $140,765,977) – 145.4%			153,684,131

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (75.8)% (3)

	Aerospace & Defense – (1.6)%

(15,300)	BWX Technologies, Inc.			$(837,216)

(5,600)	Teledyne Technologies Inc., (2)			(840,336)
	Total Aerospace & Defense			(1,677,552)

	Air Freight & Logistics – (0.8)%

(7,200)	United Parcel Service, Inc., Class B			(823,392)

	Automobiles – (0.7)%

(2,200)	Tesla Motors Inc., (2)			(782,980)

	Banks – (0.4)%

(31,000)	F.N.B. Corporation PA			(393,390)

70	NUVEEN

Shares	Description (1)	Value

	Beverages – (2.4)%

(16,700)	Brown-Forman Corporation	$(885,768)

(9,300)	Molson Coors Brewing Company, Class B	(834,675)

(15,200)	Monster Beverage Corporation, (2)	(848,464)
	Total Beverages	(2,568,907)

	Biotechnology – (5.6)%

(14,500)	Agios Pharmaceutical Inc., (2)	(917,270)

(10,000)	BioMarin Pharmaceutical Inc., (2)	(901,900)

(6,700)	Incyte Pharmaceuticals Inc., (2)	(920,647)

(6,000)	Intercept Pharmaceuticals Incorporated, (2)	(699,660)

(44,700)	Intrexon Corporation, (2)	(881,931)

(133,800)	Opko Health Inc., (2)	(856,320)

(5,700)	Tesaro Inc., (2)	(736,098)
	Total Biotechnology	(5,913,826)

	Building Products – (0.8)%

(21,500)	Johnson Controls International PLC	(851,185)

	Capital Markets – (1.2)%

(2,300)	Affiliated Managers Group Inc.	(406,387)

(6,500)	CME Group, Inc.	(817,700)
	Total Capital Markets	(1,224,087)

	Chemicals – (5.2)%

(7,400)	E.I. Du Pont de Nemours and Company	(621,082)

(6,000)	Ecolab Inc.	(799,800)

(6,000)	International Flavors & Fragrances Inc.	(821,100)

(1,900)	NewMarket Corporation	(795,169)

(6,200)	Praxair, Inc.	(815,548)

(16,400)	RPM International, Inc.	(803,108)

(11,800)	WR Grace & Company	(843,464)
	Total Chemicals	(5,499,271)

	Containers & Packaging – (0.8)%

(19,900)	Ball Corporation	(795,801)

	Distributors – (1.6)%

(23,900)	LKQ Corporation, (2)	(828,135)

(8,600)	Pool Corporation	(857,334)
	Total Distributors	(1,685,469)

	Diversified Financial Services – (0.5)%

(2,700)	Berkshire Hathaway Inc., Class B	(489,132)

	Electric Utilities – (4.0)%

(19,800)	Alliant Energy Corporation	(846,252)

NUVEEN	71

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Electric Utilities (continued)

(8,000)	American Electric Power Company, Inc.	$(589,040)

(9,400)	Duke Energy Corporation	(820,620)

(20,700)	PPL Corporation	(812,268)

(16,600)	Southern Company	(801,116)

(7,100)	Westar Energy Inc.	(364,301)
	Total Electric Utilities	(4,233,597)

	Electrical Equipment – (1.4)%

(4,600)	Acuity Brands Inc.	(813,234)

(10,300)	Emerson Electric Company	(608,112)
	Total Electrical Equipment	(1,421,346)

	Energy Equipment & Services – (3.1)%

(15,100)	Helmerich & Payne Inc.	(639,334)

(18,200)	National-Oilwell Varco Inc.	(558,194)

(40,800)	Patterson-UTI Energy, Inc.	(651,576)

(27,000)	RPC Inc.	(524,070)

(30,000)	Superior Energy Services, Inc.	(247,200)

(169,600)	Weatherford International PLC, (2)	(649,568)
	Total Energy Equipment & Services	(3,269,942)

	Equity Real Estate Investment Trusts – (2.2)%

(15,500)	American Campus Communities Inc.	(737,645)

(13,900)	Realty Income Corporation	(800,084)

(12,700)	Regency Centers Corporation	(816,864)
	Total Equity Real Estate Investment Trusts	(2,354,593)

	Food & Staples Retailing – (1.6)%

(8,000)	Casey’s General Stores, Inc.	(843,360)

(368,900)	Rite Aid Corporation, (2)	(892,738)
	Total Food & Staples Retailing	(1,736,098)

	Food Products – (3.1)%

(20,600)	Hain Celestial Group Inc., (2)	(828,532)

(27,100)	Hormel Foods Corporation	(833,054)

(10,200)	Kraft Heinz Company	(823,650)

(20,200)	Mondelez International Inc.	(821,332)
	Total Food Products	(3,306,568)

	Gas Utilities – (0.7)%

(8,700)	Atmos Energy Corporation	(765,948)

	Health Care Equipment & Supplies – (3.0)%

(16,800)	Abbott Laboratories	(855,792)

(15,300)	DENTSPLY SIRONA Inc.	(865,521)

72	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

(7,900)	DexCom, Inc., (2)	$(589,419)

(9,200)	West Pharmaceutical Services Inc.	(800,768)
	Total Health Care Equipment & Supplies	(3,111,500)

	Health Care Technology – (0.8)%

(12,900)	Cerner Corporation, (2)	(874,362)

	Household Durables – (3.9)%

(16,200)	Garmin Limited	(834,300)

(18,600)	Leggett and Platt Inc.	(855,042)

(16,400)	Lennar Corporation, Class A	(848,864)

(3,200)	Mohawk Industries Inc., (2)	(809,984)

(15,700)	Newell Brands Inc.	(757,996)
	Total Household Durables	(4,106,186)

	Household Products – (2.4)%

(6,000)	Clorox Company	(831,180)

(11,800)	Colgate-Palmolive Company	(845,352)

(8,800)	Procter & Gamble Company	(811,976)
	Total Household Products	(2,488,508)

	Insurance – (1.5)%

(13,700)	Mercury General Corporation	(787,339)

(17,300)	MetLife, Inc.	(810,159)
	Total Insurance	(1,597,498)

	Internet Software & Services – (1.6)%

(102,500)	Pandora Media, Inc., (2)	(866,125)

(21,300)	Zillow Group, Inc., (2)	(843,906)
	Total Internet Software & Services	(1,710,031)

	IT Services – (2.2)%

(12,400)	DST Systems Inc.	(636,492)

(14,600)	Leidos Holdings Inc.	(851,472)

(7,800)	WEX, Inc., (2)	(851,292)
	Total IT Services	(2,339,256)

	Leisure Products – (0.8)%

(50,700)	Mattel, Inc.	(822,354)

	Life Sciences Tools & Services – (1.4)%

(3,900)	Bio-Rad Laboratories Inc.	(849,498)

(1,000)	Mettler-Toledo International Inc., (2)	(605,090)
	Total Life Sciences Tools & Services	(1,454,588)

	Machinery – (3.0)%

(6,000)	Nordson Corporation	(655,800)

NUVEEN	73

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Machinery (continued)

(13,700)	Pentair Limited	$(850,085)

(11,800)	Wabtec Corporation	(832,726)

(13,900)	Xylem Inc.	(862,773)
	Total Machinery	(3,201,384)

	Metals & Mining – (0.4)%

(5,900)	Compass Minerals International, Inc.	(394,120)

	Multi-Utilities – (0.8)%

(10,300)	Dominion Resources, Inc.	(811,331)

	Oil, Gas & Consumable Fuels – (4.4)%

(7,000)	Cheniere Energy Inc., (2)	(299,530)

(5,100)	Cimarex Energy Company	(508,419)

(7,400)	EOG Resources, Inc.	(628,926)

(2,900)	Exxon Mobil Corporation	(221,357)

(16,400)	Hess Corporation	(637,960)

(39,400)	Laredo Petroleum Holdings Inc., (2)	(489,348)

(9,400)	Occidental Petroleum Corporation	(561,180)

(6,000)	Phillips 66	(502,860)

(1,800)	Pioneer Natural Resources Company	(233,370)

(60,000)	WPX Energy Inc., (2)	(599,400)
	Total Oil, Gas & Consumable Fuels	(4,682,350)

	Personal Products – (0.8)%

(51,900)	Coty Inc., Class A	(860,502)

	Semiconductors & Semiconductor Equipment – (0.8)%

(10,300)	Analog Devices, Inc.	(861,801)

	Software – (1.9)%

(25,000)	FireEye Inc., (2)	(369,250)

(4,900)	Tyler Technologies Inc., (2)	(846,720)

(4,200)	Ultimate Software Group, Inc., (2)	(843,780)
	Total Software	(2,059,750)

	Specialty Retail – (5.7)%

(8,900)	Advance Auto Parts, Inc.	(871,310)

(1,600)	AutoZone, Inc.	(845,504)

(13,200)	CarMax, Inc., (2)	(886,380)

(23,900)	Floor & Decor Holdings, Inc., (2)	(858,966)

(4,200)	O’Reilly Automotive Inc., (2)	(823,746)

(15,300)	Tractor Supply Company	(910,503)

(3,900)	Ulta Beauty, Inc., (2)	(861,939)
	Total Specialty Retail	(6,058,348)

74	NUVEEN

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – (0.5)%

(31,400)	Under Armour, Inc., (2)	$(507,110)

	Transportation Infrastructure – (0.8)%

(11,200)	Macquarie Infrastructure Corporation	(834,176)

	Water Utilities – (1.4)%

(10,000)	American Water Works Company	(809,000)

(21,100)	Aqua America Inc.	(704,740)
	Total Water Utilities	(1,513,740)
	Total Common Stocks Sold Short (proceeds $81,513,266)	(80,081,979)
	Other Assets Less Liabilities – 30.4%	32,078,034
	Net Assets – 100%	$105,680,186

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $74,375,286 have been pledged as collateral for Common Stocks Sold Short.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	75

Nuveen Equity Market Neutral Fund

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 94.6%

	COMMON STOCKS – 94.6%

	Air Freight & Logistics – 1.0%

11,300	XPO Logistics, Incorporated, (2)	$691,560

	Airlines – 2.7%

5,200	Copa Holdings SA	645,164

12,400	Southwest Airlines Co.	646,536

8,800	United Continental Holdings Inc., (2)	545,248
	Total Airlines	1,836,948

	Auto Components – 3.0%

1,600	BorgWarner Inc.	74,256

6,600	Delphi Automotive PLC	636,240

4,500	Lear Corporation	672,930

5,500	Visteon Corporation, (2)	634,920
	Total Auto Components	2,018,346

	Automobiles – 1.9%

53,000	Ford Motor Company	584,590

18,700	General Motors Company	683,298
	Total Automobiles	1,267,888

	Banks – 2.9%

27,200	Bank of America Corporation	649,808

2,600	Comerica Incorporated	177,450

44,100	Regions Financial Corporation	622,251

2,900	SVB Financial Group, (2)	491,086
	Total Banks	1,940,595

	Biotechnology – 5.6%

3,900	Amgen Inc.	693,303

2,300	Biogen Inc., (2)	728,088

4,900	Celgene Corporation, (2)	680,757

8,300	Gilead Sciences, Inc.	694,793

5,500	Ionis Pharmaceuticals, Inc., (2)	294,910

1,300	Regeneron Pharmaceuticals, Inc., (2)	645,970
	Total Biotechnology	3,737,821

	Building Products – 1.0%

8,700	Owens Corning	644,931

	Capital Markets – 6.6%

500	Ameriprise Financial, Inc.	69,255

76	NUVEEN

Shares	Description (1)	Value

	Capital Markets (continued)

12,100	Bank New York Mellon	$632,588

14,900	E*Trade Group Inc., (2)	611,049

14,600	Franklin Resources, Inc.	631,158

5,700	MSCI Inc., Class A Shares	653,277

7,600	Raymond James Financial Inc.	595,232

7,000	State Street Corporation	647,430

14,000	TD Ameritrade Holding Corporation	606,480
	Total Capital Markets	4,446,469

	Chemicals – 1.3%

7,400	Huntsman Corporation	196,618

21,600	Olin Corporation	696,168
	Total Chemicals	892,786

	Communications Equipment – 2.8%

23,500	Arris International PLC, (2)	654,710

17,000	Cisco Systems, Inc.	547,570

23,600	Juniper Networks Inc.	654,428
	Total Communications Equipment	1,856,708

	Construction & Engineering – 0.9%

11,100	Jacobs Engineering Group, Inc.	604,839

	Consumer Finance – 1.0%

28,700	Ally Financial Inc.	648,620

	Containers & Packaging – 3.7%

10,400	Berry Plastics Corporation, (2)	584,896

44,400	Graphic Packaging Holding Company	579,420

21,600	Silgan Holdings, Inc.	649,944

11,400	WestRock Company	648,774
	Total Containers & Packaging	2,463,034

	Diversified Consumer Services – 1.8%

1,000	Graham Holdings Company	587,200

23,900	H & R Block Inc.	639,086
	Total Diversified Consumer Services	1,226,286

	Diversified Telecommunication Services – 0.7%

800	AT&T Inc.	29,968

32,140	Frontier Communications Corporation	432,926
	Total Diversified Telecommunication Services	462,894

	Electrical Equipment – 1.0%

8,700	Regal-Beloit Corporation	655,980

NUVEEN	77

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components – 1.9%

22,000	Jabil Inc.	$689,700

34,300	Vishay Intertechnology Inc.	607,110
	Total Electronic Equipment, Instruments & Components	1,296,810

	Energy Equipment & Services – 1.5%

54,800	Rowan Companies Inc.	534,300

54,700	Transocean Inc.	446,352
	Total Energy Equipment & Services	980,652

	Food & Staples Retailing – 3.0%

700	Costco Wholesale Corporation	109,718

8,400	CVS Health Corporation	649,656

7,800	Walgreens Boots Alliance Inc.	635,700

8,000	Wal-Mart Stores, Inc.	624,560
	Total Food & Staples Retailing	2,019,634

	Food Products – 0.9%

15,300	Archer-Daniels-Midland Company	632,196

	Health Care Providers & Services – 5.1%

4,000	Aetna Inc.	630,800

3,900	AmerisourceBergen Corporation	312,975

9,000	Express Scripts, Holding Company, (2)	565,380

500	Humana Inc.	128,810

3,800	McKesson Corp.	567,378

3,100	UnitedHealth Group Incorporated	616,590

3,600	Wellcare Health Plans Inc., (2)	628,848
	Total Health Care Providers & Services	3,450,781

	Hotels, Restaurants & Leisure – 4.7%

9,300	Carnival Corporation	646,164

10,900	Hyatt Hotels Corporation, Class A, (2)	648,659

5,300	Royal Caribbean Cruises Limited	659,638

6,000	Wyndham Worldwide Corporation	598,080

4,200	Wynn Resorts Ltd	583,758
	Total Hotels, Restaurants & Leisure	3,136,299

	Household Durables – 0.9%

3,500	Whirlpool Corporation	600,670

	Independent Power & Renewable Electricity Producers – 0.9%

40,100	Calpine Corporation, (2)	589,470

	Insurance – 1.1%

1,700	Axis Capital Holdings Limited	102,408

9,500	Lincoln National Corporation	644,670
	Total Insurance	747,078

78	NUVEEN

Shares	Description (1)	Value

	Internet and Direct Marketing Retail – 1.0%

4,500	Expedia, Inc.	$667,620

	Internet Software & Services – 1.0%

6,600	VeriSign, Inc.	684,750

	IT Services – 0.9%

4,700	MasterCard, Inc.	626,510

100	Visa Inc.	10,352
	Total IT Services	636,862

	Machinery – 1.8%

18,600	Allison Transmission Holdings Inc.	645,978

7,000	Ingersoll Rand Company Limited, Class A	597,730
	Total Machinery	1,243,708

	Media – 3.6%

6,300	AMC Networks Inc., Class A Shares, (2)	382,913

24,700	Discovery Communications Inc., Class A Shares, (2)	548,587

15,500	Live Nation Inc., (2)	619,380

31,600	Regal Entertainment Group, Class A	466,732

49,800	TEGNA, Inc.	422,802
	Total Media	2,440,414

	Mortgage Real Estate Investment Trusts – 1.9%

30,200	AGNC Investment Corp.	650,508

59,400	Two Harbors Investment Corporation	607,662
	Total Mortgage Real Estate Investment Trusts	1,258,170

	Multiline Retail – 3.1%

9,300	Big Lots, Inc.	442,680

8,300	Dillard’s, Inc., Class A	504,640

16,100	Kohl’s Corporation	640,458

10,800	Nordstrom, Inc.	481,896
	Total Multiline Retail	2,069,674

	Oil, Gas & Consumable Fuels – 1.4%

85,200	Whiting Petroleum Corporation, (2)	380,844

16,300	World Fuel Services Corporation	563,002
	Total Oil, Gas & Consumable Fuels	943,846

	Personal Products – 0.9%

9,800	Nu Skin Enterprises, Inc., Class A	596,134

	Professional Services – 1.9%

5,700	Manpower Inc.	635,607

14,700	Robert Half International Inc.	665,910
	Total Professional Services	1,301,517

NUVEEN	79

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Real Estate Management & Development – 1.9%

18,300	CBRE Group Inc., (2)	$660,264

18,600	Realogy Holdings Corporation	630,540
	Total Real Estate Management & Development	1,290,804

	Semiconductors & Semiconductor Equipment – 0.9%

17,400	Teradyne Inc.	619,614

	Software – 4.6%

16,200	Cadence Design Systems, Inc., (2)	636,498

7,400	Citrix Systems, (2)	578,754

5,800	Red Hat, Inc., (2)	623,500

7,800	Synopsys Inc., (2)	627,276

6,000	VMware Inc., (2)	648,600
	Total Software	3,114,628

	Specialty Retail – 5.3%

11,200	Best Buy Co., Inc.	607,712

6,500	Burlington Store Inc., (2)	566,345

30,500	GameStop Corporation	564,250

26,500	Gap, Inc.	625,930

3,800	Home Depot, Inc.	569,506

58,700	Staples, Inc.	599,621
	Total Specialty Retail	3,533,364

	Technology Hardware, Storage & Peripherals – 4.4%

4,200	Apple, Inc.	688,800

31,100	HP Inc.	593,388

16,800	NCR Corporation	613,704

14,400	NetApp, Inc.	556,704

5,900	Western Digital Corporation	520,793
	Total Technology Hardware, Storage & Peripherals	2,973,389

	Trading Companies & Distributors – 0.7%

9,400	WESCO International Inc., (2)	474,230

	Wireless Telecommunication Services – 1.4%

22,000	Telephone and Data Systems Inc.	644,820

4,500	T-Mobile US Inc., (2)	291,195
	Total Wireless Telecommunication Services	936,015
	Total Long-Term Investments (cost $58,896,880)	63,634,034

80	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.1%

	REPURCHASE AGREEMENTS – 3.1%

$2,090	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/31/17, repurchase price $2,089,878 collateralized by $1,765,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $2,131,762	0.120%	9/01/17	$2,089,871
	Total Short-Term Investments (cost $2,089,871)			2,089,871
	Total Investments (cost $60,986,751) – 97.7%			65,723,905

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (85.6)% (3)

	Aerospace & Defense – (2.6)%

(10,600)	BWX Technologies, Inc.			$(580,032)

(4,500)	Rockwell Collins, Inc.			(589,725)

(4,000)	Teledyne Technologies Inc., (2)			(600,240)
	Total Aerospace & Defense			(1,769,997)

	Air Freight & Logistics – (0.9)%

(5,100)	United Parcel Service, Inc., Class B			(583,236)

	Automobiles – (0.9)%

(1,700)	Tesla Motors Inc., (2)			(605,030)

	Beverages – (3.4)%

(11,000)	Brown-Forman Corporation			(583,440)

(11,300)	Coca-Cola Company			(514,715)

(6,900)	Molson Coors Brewing Company, Class B			(619,275)

(10,500)	Monster Beverage Corporation, (2)			(586,110)
	Total Beverages			(2,303,540)

	Biotechnology – (6.2)%

(10,300)	Agios Pharmaceutical Inc., (2)			(651,578)

(6,500)	BioMarin Pharmaceutical Inc., (2)			(586,235)

(4,700)	Incyte Pharmaceuticals Inc., (2)			(645,827)

(4,700)	Intercept Pharmaceuticals Incorporated, (2)			(548,067)

(29,100)	Intrexon Corporation, (2)			(574,143)

(94,200)	Opko Health Inc., (2)			(602,880)

(4,600)	Tesaro Inc., (2)			(594,044)
	Total Biotechnology			(4,202,774)

	Building Products – (0.9)%

(14,900)	Johnson Controls International PLC			(589,891)

	Capital Markets – (1.7)%

(3,200)	Affiliated Managers Group Inc.			(565,408)

(4,700)	CME Group, Inc.			(591,260)
	Total Capital Markets			(1,156,668)

NUVEEN	81

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Chemicals – (5.0)%

(3,500)	Ecolab Inc.	$(466,550)

(4,500)	International Flavors & Fragrances Inc.	(615,825)

(1,400)	NewMarket Corporation	(585,914)

(4,300)	Praxair, Inc.	(565,622)

(11,700)	RPM International, Inc.	(572,949)

(8,100)	WR Grace & Company	(578,988)
	Total Chemicals	(3,385,848)

	Containers & Packaging – (0.8)%

(14,400)	Ball Corporation	(575,856)

	Distributors – (1.6)%

(14,700)	LKQ Corporation, (2)	(509,355)

(5,900)	Pool Corporation	(588,171)
	Total Distributors	(1,097,526)

	Diversified Financial Services – (0.9)%

(3,200)	Berkshire Hathaway Inc., Class B	(579,712)

	Electric Utilities – (4.5)%

(9,600)	Alliant Energy Corporation	(410,304)

(4,900)	American Electric Power Company, Inc.	(360,787)

(6,600)	Duke Energy Corporation	(576,180)

(14,900)	PPL Corporation	(584,676)

(12,600)	Southern Company	(608,076)

(9,000)	Westar Energy Inc.	(461,790)
	Total Electric Utilities	(3,001,813)

	Electrical Equipment – (0.8)%

(3,000)	Acuity Brands Inc.	(530,370)

	Energy Equipment & Services – (4.9)%

(38,600)	Franks International NV	(242,408)

(13,600)	Helmerich & Payne Inc.	(575,824)

(18,200)	National-Oilwell Varco Inc.	(558,194)

(37,500)	Patterson-UTI Energy, Inc.	(598,875)

(18,400)	RPC Inc.	(357,144)

(46,700)	Superior Energy Services, Inc.	(384,808)

(146,500)	Weatherford International PLC, (2)	(561,095)
	Total Energy Equipment & Services	(3,278,348)

	Equity Real Estate Investment Trusts – (2.3)%

(7,600)	American Campus Communities Inc.	(361,684)

(10,500)	Realty Income Corporation	(604,380)

82	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

(8,700)	Regency Centers Corporation	$(559,584)
	Total Equity Real Estate Investment Trusts	(1,525,648)

	Food & Staples Retailing – (1.8)%

(5,800)	Casey’s General Stores, Inc.	(611,436)

(256,400)	Rite Aid Corporation, (2)	(620,488)
	Total Food & Staples Retailing	(1,231,924)

	Food Products – (3.4)%

(14,700)	Hain Celestial Group Inc., (2)	(591,234)

(18,900)	Hormel Foods Corporation	(580,986)

(7,100)	Kraft Heinz Company	(573,325)

(14,000)	Mondelez International Inc.	(569,240)
	Total Food Products	(2,314,785)

	Gas Utilities – (0.9)%

(6,900)	Atmos Energy Corporation	(607,476)

	Health Care Equipment & Supplies – (3.1)%

(12,300)	Abbott Laboratories	(626,562)

(7,600)	DENTSPLY SIRONA Inc.	(429,932)

(6,600)	DexCom, Inc., (2)	(492,426)

(6,300)	West Pharmaceutical Services Inc.	(548,352)
	Total Health Care Equipment & Supplies	(2,097,272)

	Health Care Technology – (0.9)%

(8,700)	Cerner Corporation, (2)	(589,686)

	Household Durables – (4.1)%

(10,900)	Garmin Limited	(561,350)

(11,100)	Leggett and Platt Inc.	(510,267)

(11,600)	Lennar Corporation, Class A	(600,416)

(2,300)	Mohawk Industries Inc., (2)	(582,176)

(10,700)	Newell Brands Inc.	(516,596)
	Total Household Durables	(2,770,805)

	Household Products – (2.6)%

(4,100)	Clorox Company	(567,973)

(8,000)	Colgate-Palmolive Company	(573,120)

(6,600)	Procter & Gamble Company	(608,982)
	Total Household Products	(1,750,075)

	Insurance – (0.9)%

(10,200)	Mercury General Corporation	(586,194)

	Internet and Direct Marketing Retail – (0.7)%

(10,900)	TripAdvisor Inc., (2)	(465,757)

NUVEEN	83

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	August 31, 2017

Shares	Description (1)	Value

	Internet Software & Services – (1.7)%

(72,600)	Pandora Media, Inc., (2)	$(613,470)

(12,800)	Zillow Group, Inc., (2)	(507,136)
	Total Internet Software & Services	(1,120,606)

	IT Services – (1.9)%

(10,600)	Leidos Holdings Inc.	(618,192)

(5,800)	WEX, Inc., (2)	(633,012)
	Total IT Services	(1,251,204)

	Leisure Products – (0.9)%

(36,100)	Mattel, Inc.	(585,542)

	Life Sciences Tools & Services – (1.2)%

(2,700)	Bio-Rad Laboratories Inc.	(588,114)

(400)	Mettler-Toledo International Inc., (2)	(242,036)
	Total Life Sciences Tools & Services	(830,150)

	Machinery – (2.7)%

(9,400)	Pentair Limited	(583,270)

(8,300)	Wabtec Corporation	(585,731)

(10,100)	Xylem Inc.	(626,907)
	Total Machinery	(1,795,908)

	Metals & Mining – (0.9)%

(9,000)	Compass Minerals International, Inc.	(601,200)

	Multi-Utilities – (0.9)%

(7,900)	Dominion Resources, Inc.	(622,283)

	Oil, Gas & Consumable Fuels – (6.5)%

(11,100)	Cheniere Energy Inc., (2)	(474,969)

(3,800)	Cimarex Energy Company	(378,822)

(6,700)	EOG Resources, Inc.	(569,433)

(6,800)	Exxon Mobil Corporation	(519,044)

(7,900)	Golar LNG, Limited	(171,272)

(11,200)	Hess Corporation	(435,680)

(30,000)	Laredo Petroleum Holdings Inc., (2)	(372,600)

(6,900)	Occidental Petroleum Corporation	(411,930)

(2,000)	Phillips 66	(167,620)

(2,400)	Pioneer Natural Resources Company	(311,160)

(4,200)	Range Resources Corporation	(72,912)

(48,500)	Southwestern Energy Company, (2)	(264,325)

(20,000)	WPX Energy Inc., (2)	(199,800)
	Total Oil, Gas & Consumable Fuels	(4,349,567)

84	NUVEEN

Shares	Description (1)	Value

	Personal Products – (0.9)%

(35,600)	Coty Inc., Class A	$(590,248)

	Semiconductors & Semiconductor Equipment – (1.5)%

(7,600)	Analog Devices, Inc.	(635,892)

(46,100)	SunPower Corporation, (2)	(407,524)
	Total Semiconductors & Semiconductor Equipment	(1,043,416)

	Software – (1.5)%

(13,500)	FireEye Inc., (2)	(199,395)

(1,000)	Tyler Technologies Inc., (2)	(172,800)

(3,100)	Ultimate Software Group, Inc., (2)	(622,790)
	Total Software	(994,985)

	Specialty Retail – (6.4)%

(6,600)	Advance Auto Parts, Inc.	(646,140)

(1,200)	AutoZone, Inc.	(634,128)

(9,100)	CarMax, Inc., (2)	(611,065)

(16,000)	Floor & Decor Holdings, Inc., (2)	(575,040)

(3,000)	O’Reilly Automotive Inc., (2)	(588,390)

(10,100)	Tractor Supply Company	(601,051)

(2,800)	Ulta Beauty, Inc., (2)	(618,828)
	Total Specialty Retail	(4,274,642)

	Textiles, Apparel & Luxury Goods – (0.6)%

(26,600)	Under Armour, Inc., (2)	(429,590)

	Transportation Infrastructure – (0.4)%

(4,000)	Macquarie Infrastructure Corporation	(297,920)

	Water Utilities – (1.8)%

(7,600)	American Water Works Company	(614,840)

(17,900)	Aqua America Inc.	(597,860)
	Total Water Utilities	(1,212,700)
	Total Common Stocks Sold Short (proceeds $61,990,496)	(57,600,192)
	Other Assets Less Liabilities – 87.9%	59,154,495
	Net Assets – 100%	$67,278,208

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $12,600,646 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

NUVEEN	85

Statement of

Assets and Liabilities	August 31, 2017

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Assets
Long-term investments, at value ($378,076,470, $352,247,774, $69,744,408, and $91,419,058 respectively)	$409,099,884	$388,069,725	$80,353,662	$96,082,286
Short-term investments, at value (cost approximates value)	593,732	—	122,877	—
Cash	—	—	—	—
Cash collateral at brokers for common stocks sold short(1)	—	—	—	—
Receivable for:
Dividends	649,158	530,965	99,108	201,776
Investments sold	6,789,748	5,370,740	1,351,956	—
Shares sold	120,713	1,396,848	94,052	293,792
Other assets	148,280	32,927	28,759	24,769
Total assets	417,401,515	395,401,205	82,050,414	96,602,623
Liabilities
Cash overdraft	—	111,900	—	235,649
Common stocks sold short, at value (proceeds $ —, $ —, $ —, and $ — respectively)	—	—	—	—
Payable for:
Dividends on common stocks sold short	—	—	—	—
Investments purchased	6,270,041	5,219,003	1,260,248	—
Shares redeemed	538,844	791,497	86,831	278,671
Accrued expenses:
Custodian fees	27,079	21,819	13,608	11,839
Management fees	224,570	201,523	34,650	45,225
Professional fees	24,698	22,256	18,191	18,581
Trustees fees	112,770	3,818	361	394
12b-1 distribution and service fees	70,638	61,964	11,053	20,706
Other	96,040	91,188	19,523	38,571
Total liabilities	7,364,680	6,524,968	1,444,465	649,636
Net assets	$410,036,835	$388,876,237	$80,605,949	$95,952,987
Class A Shares
Net assets	$252,902,349	$55,756,437	$11,932,758	$16,148,669
Shares outstanding	9,749,442	1,784,188	393,330	540,033
Net asset value (“NAV”) per share	$25.94	$31.25	$30.34	$29.90
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$27.52	$33.16	$32.19	$31.72
Class C Shares
Net assets	$19,868,404	$59,609,805	$10,129,926	$20,612,532
Shares outstanding	802,193	1,936,908	339,952	702,035
NAV and offering price per share	$24.77	$30.78	$29.80	$29.36
Class R3 Shares
Net assets	$210,944	$—	$—	$—
Shares outstanding	8,084	—	—	—
NAV and offering price per share	$26.10	$—	—	$—
Class R6 Shares
Net assets	$17,991,354	$17,095,285	$31,311	$31,787
Shares outstanding	688,729	545,669	1,030	1,061
NAV and offering price per share	$26.12	$31.33	$30.40	$29.97
Class I Shares
Net assets	$119,037,681	$256,388,661	$58,511,954	$59,159,999
Shares outstanding	4,557,443	8,188,336	1,925,315	1,974,711
NAV and offering price per share	$26.12	$31.31	$30.39	$29.96
Class T Shares(2)
Net assets	$26,103	$26,049	$—	$—
Shares outstanding	1,000	833	—	—
NAV per share	$26.10	$31.29	$—	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$26.77	$32.09	$—	$—

See accompanying notes to financial statements.

86	NUVEEN

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Net assets consist of:
Capital paid-in	$349,712,122	$335,400,871	$67,043,814	$91,516,252
Undistributed (Over-distribution of) net investment income	3,963,584	2,128,608	301,257	605,540
Accumulated net realized gain (loss)	25,337,715	15,524,807	2,651,624	(832,033)
Net unrealized appreciation (depreciation)	31,023,414	35,821,951	10,609,254	4,663,228
Net assets	$410,036,835	$388,876,237	$80,605,949	$95,952,987
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01
(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	87

Statement of Assets and Liabilities (continued)

	Growth	Equity Long/ Short	Equity Market Neutral
Assets
Long-term investments, at value (cost $35,873,610, $140,632,143 and $58,896,880, respectively)	$46,288,165	$153,550,297	$63,634,034
Short-term investments, at value (cost approximates value)	—	133,834	2,089,871
Cash	76,264	817,044	188,160
Cash collateral at brokers for common stocks sold short(1)	—	32,403,477	58,256,695
Receivable for:
Dividends	111,160	219,323	89,533
Investments sold	100,547	7,777,525	1,155,882
Shares sold	14,814	932,580	815,753
Other assets	20,068	21,080	22,007
Total assets	46,611,018	195,855,160	126,251,935
Liabilities
Cash overdraft	—	—	—
Common stocks sold short, at value (proceeds $ —, $81,513,266 and $61,990,496, respectively)	—	80,081,979	57,600,192
Payable for:
Dividends on common stocks sold short	—	111,808	87,530
Investments purchased	—	9,308,812	1,143,133
Shares redeemed	156,643	496,844	22,950
Accrued expenses:
Custodian fees	11,792	15,728	15,894
Management fees	13,987	94,706	56,391
Professional fees	18,374	19,712	17,589
Trustees fees	226	430	295
12b-1 distribution and service fees	6,659	12,329	3,136
Other	17,291	32,626	26,617
Total liabilities	224,972	90,174,974	58,973,727
Net assets	$46,386,046	$105,680,186	$67,278,208
Class A Shares
Net assets	$6,452,274	$26,801,560	$6,145,846
Shares outstanding	220,284	694,397	263,608
Net asset value (“NAV”) per share	$29.29	$38.60	$23.31
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$31.08	$40.95	$24.73
Class C Shares
Net assets	$5,942,963	$8,596,355	$2,110,109
Shares outstanding	222,696	239,390	93,411
NAV and offering price per share	$26.69	$35.91	$22.59
Class R3 Shares
Net assets	$371,924	$—	$—
Shares outstanding	12,820	—	—
NAV and offering price per share	$29.01	$—	$—
Class R6 Shares
Net assets	$—	$—	$—
Shares outstanding	—	—	—
NAV and offering price per share	$—	$—	$—
Class I Shares
Net assets	$33,618,885	$70,282,271	$59,022,253
Shares outstanding	1,126,249	1,780,336	2,504,417
NAV and offering price per share	$29.85	$39.48	$23.57
Class T Shares(2)
Net assets	$—	$—	$—
Shares outstanding	—	—	—
NAV per share	$—	$—	$—
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$—	$—	$—

See accompanying notes to financial statements.

88	NUVEEN

	Growth	Equity Long/ Short	Equity Market Neutral
Net assets consist of:
Capital paid-in	$33,788,952	$90,879,512	$59,865,269
Undistributed (Over-distribution of) net investment income	285,559	(522,737)	(491,845)
Accumulated net realized gain (loss)	1,896,980	973,970	(1,222,674)
Net unrealized appreciation (depreciation)	10,414,555	14,349,441	9,127,458
Net assets	$46,386,046	$105,680,186	$67,278,208
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	89

Statement of

Operations	Year Ended August 31, 2017

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Investment Income (net of foreign tax withheld of $13,752, $8,121, $165, and $—, respectively)	$8,146,686	$5,212,169	$978,120	$1,627,886
Expenses
Management fees	2,683,941	2,118,521	489,747	631,419
12b-1 service fees – Class A Shares	629,399	134,287	32,245	69,100
12b-1 distribution and service fees – Class C Shares	255,691	546,105	97,861	218,383
12b-1 distribution and service fees – Class R3 Shares	1,135	—	—	—
12b-1 distribution and service fees – Class T Shares(1)	16	16	—	—
Dividends expense on common stocks sold short	—	—	—	—
Prime broker expenses	—	—	—	—
Shareholder servicing agent fees	305,786	222,814	51,352	97,558
Custodian fees	67,920	52,712	33,252	28,901
Trustees fees	13,281	10,381	2,392	2,817
Professional fees	50,416	53,282	26,858	28,620
Shareholder reporting expenses	68,594	64,662	19,426	32,509
Federal and state registration fees	77,366	80,618	63,320	63,314
Other	20,542	17,070	9,652	15,220
Total expenses before fee waiver/expense reimbursement	4,174,087	3,300,468	826,105	1,187,841
Fee waiver/expense reimbursement	—	(150,024)	(124,035)	(165,496)
Net expenses	4,174,087	3,150,444	702,070	1,022,345
Net investment income (loss)	3,972,599	2,061,725	276,050	605,541
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	49,127,174	25,015,736	5,516,768	9,306,735
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,368,368	20,341,834	6,864,835	4,263,620
Common stocks sold short	—	—	—	—
Net realized and unrealized gain (loss)	55,495,542	45,357,570	12,381,603	13,570,355
Net increase (decrease) in net assets from operations	$59,468,141	$47,419,295	$12,657,653	$14,175,896
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

90	NUVEEN

	Growth	Equity Long/ Short	Equity Market Neutral
Investment Income (net of foreign tax withheld of $ —, $1,298 and $1,319, respectively)	$859,449	$1,996,431	$971,067
Expenses
Management fees	317,642	1,125,743	768,063
12b-1 service fees – Class A Shares	19,897	63,138	20,066
12b-1 distribution and service fees – Class C Shares	71,173	81,493	21,237
12b-1 distribution and service fees – Class R3 Shares	1,381	—	—
12b-1 distribution and service fees – Class T Shares(1)	—	—	—
Dividends expense on common stocks sold short	—	1,053,379	846,929
Prime broker expenses	—	489,537	3,999
Shareholder servicing agent fees	42,189	83,808	65,203
Custodian fees	27,731	24,489	40,305
Trustees fees	1,642	2,800	1,919
Professional fees	25,254	37,799	29,076
Shareholder reporting expenses	23,506	28,940	23,071
Federal and state registration fees	63,291	62,283	58,141
Other	8,343	9,613	7,580
Total expenses before fee waiver/expense reimbursement	602,049	3,063,022	1,885,589
Fee waiver/expense reimbursement	(138,428)	(159,610)	(163,898)
Net expenses	463,621	2,903,412	1,721,691
Net investment income (loss)	395,828	(906,981)	(750,624)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,219,709	15,305,244	7,857,095
Common stocks sold short	—	(6,526,293)	(4,634,640)
Change in net unrealized appreciation (depreciation) of:
Investments	3,246,794	4,186,543	(480,646)
Common stocks sold short	—	2,700,433	2,331,613
Net realized and unrealized gain (loss)	6,466,503	15,665,927	5,073,422
Net increase (decrease) in net assets from operations	$6,862,331	$14,758,946	$4,322,798
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	91

Statement of

Changes in Net Assets

	Large Cap Value		Large Cap Core
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$3,972,599	$5,623,653	$2,061,725	$2,086,270
Net realized gain (loss) from:
Investments	49,127,174	(16,502,247)	25,015,736	(7,790,494)
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,368,368	34,105,291	20,341,834	24,896,330
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	59,468,141	23,226,697	47,419,295	19,192,106
Distributions to Shareholders
From net investment income:
Class A Shares	(3,372,897)	(2,740,858)	(398,834)	(260,913)
Class C Shares	(187,205)	(71,281)	(5,707)	—
Class R3 Shares	(2,313)	(890)	—	—
Class R6 Shares	(284,602)	—	(161,497)	—
Class I Shares	(1,833,151)	(1,620,342)	(1,489,785)	(1,231,787)
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	—	(20,742,963)	—	(665,871)
Class C Shares	—	(2,587,341)	—	(672,892)
Class R3 Shares	—	(9,113)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(9,303,235)	—	(2,305,540)
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(5,680,168)	(37,076,023)	(2,055,823)	(5,137,003)
Fund Share Transactions
Proceeds from sale of shares	68,402,530	86,707,395	184,568,988	127,029,994
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,687,499	30,907,897	1,383,035	3,409,488
	73,090,029	117,615,292	185,952,023	130,439,482
Cost of shares redeemed	(104,887,842)	(118,146,019)	(97,227,326)	(119,614,261)
Net increase (decrease) in net assets from Fund share transactions	(31,797,813)	(530,727)	88,724,697	10,825,221
Net increase (decrease) in net assets	21,990,160	(14,380,053)	134,088,169	24,880,324
Net assets at the beginning of period	388,046,675	402,426,728	254,788,068	229,907,744
Net assets at the end of period	$410,036,835	$388,046,675	$388,876,237	$254,788,068
Undistributed (Over-distribution of) net investment income at the end of period	$3,963,584	$5,671,153	$2,128,608	$2,040,748
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

92	NUVEEN

	Large Cap Growth		Concentrated Core
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$276,050	$548,701	$605,541	$1,682,746
Net realized gain (loss) from:
Investments	5,516,768	(2,230,884)	9,306,735	(9,502,447)
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	6,864,835	5,392,701	4,263,620	7,516,739
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	12,657,653	3,710,518	14,175,896	(302,962)
Distributions to Shareholders
From net investment income:
Class A Shares	(99,157)	(118,046)	(725,221)	(277,738)
Class C Shares	(1,768)	—	(290,490)	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(273)	—	(616)	—
Class I Shares	(428,157)	(356,988)	(656,400)	(321,714)
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	—	(1,116,072)	—	(2,022,709)
Class C Shares	—	(307,807)	—	(986,428)
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(1,947,469)	—	(1,737,972)
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(529,355)	(3,846,382)	(1,672,727)	(5,346,561)
Fund Share Transactions
Proceeds from sale of shares	29,887,814	21,067,275	49,011,697	48,288,208
Proceeds from shares issued to shareholders due to reinvestment of distributions	286,513	2,458,730	1,607,664	5,221,924
	30,174,327	23,526,005	50,619,361	53,510,132
Cost of shares redeemed	(32,666,827)	(49,961,218)	(65,069,923)	(82,303,357)
Net increase (decrease) in net assets from Fund share transactions	(2,492,500)	(26,435,213)	(14,450,562)	(28,793,225)
Net increase (decrease) in net assets	9,635,798	(26,571,077)	(1,947,393)	(34,442,748)
Net assets at the beginning of period	70,970,151	97,541,228	97,900,380	132,343,128
Net assets at the end of period	$80,605,949	$70,970,151	$95,952,987	$97,900,380
Undistributed (Over-distribution of) net investment income at the end of period	$301,257	$526,693	$605,540	$1,680,900
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	93

Statement of Changes in Net Assets (continued)

	Growth		Equity Long/Short
	Year Ended 8/31/17	Year Ended 8/31/16	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$395,828	$366,187	$(906,981)	$(306,966)
Net realized gain (loss) from:
Investments	3,219,709	3,404,490	15,305,244	(7,304,871)
Common stocks sold short	—	—	(6,526,293)	250,912
Change in net unrealized appreciation (depreciation) of:
Investments	3,246,794	222,719	4,186,543	11,139,145
Common stocks sold short	—	—	2,700,433	(6,801,971)
Net increase (decrease) in net assets from operations	6,862,331	3,993,396	14,758,946	(3,023,751)
Distributions to Shareholders
From net investment income:
Class A Shares	(70,534)	(63,860)	—	—
Class C Shares	—	—	—	—
Class R3 Shares	(1,096)	(272)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(287,642)	(282,789)	—	—
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	(679,602)	(1,030,621)	—	—
Class C Shares	(597,527)	(1,133,943)	—	—
Class R3 Shares	(15,869)	(8,899)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(2,112,073)	(3,506,692)	—	—
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,764,343)	(6,027,076)	—	—
Fund Share Transactions
Proceeds from sale of shares	19,097,800	17,693,817	45,821,590	69,074,879
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,272,236	5,202,800	—	—
	22,370,036	22,896,617	45,821,590	69,074,879
Cost of shares redeemed	(28,850,583)	(18,331,029)	(38,052,007)	(69,365,741)
Net increase (decrease) in net assets from Fund share transactions	(6,480,547)	4,565,588	7,769,583	(290,862)
Net increase (decrease) in net assets	(3,382,559)	2,531,908	22,528,529	(3,314,613)
Net assets at the beginning of period	49,768,605	47,236,697	83,151,657	86,466,270
Net assets at the end of period	$46,386,046	$49,768,605	$105,680,186	$83,151,657
Undistributed (Over-distribution of) net investment income at the end of period	$285,559	$249,003	$(522,737)	$—
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

94	NUVEEN

	Equity Market Neutral
	Year Ended 8/31/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$(750,624)	$(733,731)
Net realized gain (loss) from:
Investments	7,857,095	(1,493,893)
Common stocks sold short	(4,634,640)	(1,036,386)
Change in net unrealized appreciation (depreciation) of:
Investments	(480,646)	6,658,507
Common stocks sold short	2,331,613	(1,891,741)
Net increase (decrease) in net assets from operations	4,322,798	1,502,756
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Class T Shares(1)	—	—
From accumulated net realized gains:
Class A Shares	—	(157,697)
Class C Shares	—	(34,980)
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	(732,355)
Class T Shares(1)	—	—
Decrease in net assets from distributions to shareholders	—	(925,032)
Fund Share Transactions
Proceeds from sale of shares	28,581,222	44,449,171
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	735,316
	28,581,222	45,184,487
Cost of shares redeemed	(27,014,605)	(30,342,847)
Net increase (decrease) in net assets from Fund share transactions	1,566,617	14,841,640
Net increase (decrease) in net assets	5,889,415	15,419,364
Net assets at the beginning of period	61,388,793	45,969,429
Net assets at the end of period	$67,278,208	$61,388,793
Undistributed (Over-distribution of) net investment income at the end of period	$(491,845)	$(487,116)
(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	95

Statement of

Cash Flows	Year Ended August 31, 2017

	Equity Long/Short	Equity Market Neutral
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$14,758,946	$4,322,798
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(250,353,690)	(98,843,604)
Purchases of common stock sold short	(128,298,940)	(86,213,898)
Proceeds from sales	245,918,058	111,877,904
Proceeds from sales of common stock sold short	142,146,916	84,662,096
Proceeds from (Purchase of) short-term investments, net	2,620,771	828,785
(Increase) Decrease in:
Cash collateral at brokers	(17,540,238)	(11,324,168)
Receivable for dividends	13,969	44,714
Receivable for investments sold	(5,299,957)	(572,834)
Other assets	7,144	4,053
Increase (Decrease) in:
Payable for dividends on common stock sold short	30,896	8,791
Payable for investments purchased	5,530,915	(307,670)
Accrued management fees	15,711	(6,498)
Accrued Trustees fees	47	7
Accrued 12b-1 distribution and service fees	(289)	(694)
Accrued other expenses	(16,064)	6,949
Net realized (gain) loss from:
Investments	(15,305,244)	(7,857,095)
Common stocks sold short	6,526,293	4,634,640
Change in net unrealized (appreciation) depreciation of:
Investments	(4,186,543)	480,646
Common stocks sold short	(2,700,433)	(2,331,613)
Net cash provided by (used in) operating activities	(6,131,732)	(586,691)
Cash Flows from Financing Activities:
Proceeds from sale of shares	45,104,004	27,798,361
Cost of shares redeemed	(38,155,228)	(27,023,510)
Net cash provided by (used in) financing activities	6,948,776	774,851
Net Increase (Decrease) in Cash	817,044	188,160
Cash at the beginning of period	—	—
Cash at the end of period	$817,044	$188,160

See accompanying notes to financial statements.

96	NUVEEN

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NUVEEN	97

Financial

Highlights

Large Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/96)
Year Ended 8/31:
2017	$22.73	$0.23		$3.31	$3.54	$(0.33)	$—	$(0.33)	$25.94
2016	23.58	0.32		0.98	1.30	(0.24)	(1.91)	(2.15)	22.73
2015	28.36	0.27		(1.77)	(1.50)	(0.21)	(3.07)	(3.28)	23.58
2014	25.15	0.31		6.09	6.40	(0.36)	(2.83)	(3.19)	28.36
2013(e)	24.31	0.03		0.81	0.84	—	—	—	25.15
Year Ended 6/30:
2013	20.03	0.29		4.29	4.58	(0.30)	—	(0.30)	24.31
Class C (8/96)
Year Ended 8/31:
2017	21.72	0.05		3.16	3.21	(0.16)	—	(0.16)	24.77
2016	22.60	0.15		0.93	1.08	(0.05)	(1.91)	(1.96)	21.72
2015	27.31	0.07		(1.70)	(1.63)	(0.01)	(3.07)	(3.08)	22.60
2014	24.33	0.10		5.88	5.98	(0.17)	(2.83)	(3.00)	27.31
2013(e)	23.54	—	**	0.79	0.79	—	—	—	24.33
Year Ended 6/30:
2013	19.41	0.12		4.15	4.27	(0.14)	—	(0.14)	23.54
Class R3 (8/08)
Year Ended 8/31:
2017	22.87	0.16		3.34	3.50	(0.27)	—	(0.27)	26.10
2016	23.71	0.28		0.97	1.25	(0.18)	(1.91)	(2.09)	22.87
2015	28.50	0.19		(1.76)	(1.57)	(0.15)	(3.07)	(3.22)	23.71
2014	25.27	0.24		6.12	6.36	(0.30)	(2.83)	(3.13)	28.50
2013(e)	24.43	0.02		0.82	0.84	—	—	—	25.27
Year Ended 6/30:
2013	20.14	0.24		4.30	4.54	(0.25)	—	(0.25)	24.43
Class R6 (6/16)
2017	22.88	0.31		3.34	3.65	(0.41)	—	(0.41)	26.12
2016(f)	21.66	0.06		1.16	1.22	—	—	—	22.88
Class I (8/96)
Year Ended 8/31:
2017	22.88	0.29		3.33	3.62	(0.38)	—	(0.38)	26.12
2016	23.73	0.37		0.99	1.36	(0.30)	(1.91)	(2.21)	22.88
2015	28.52	0.34		(1.78)	(1.44)	(0.28)	(3.07)	(3.35)	23.73
2014	25.28	0.37		6.13	6.50	(0.43)	(2.83)	(3.26)	28.52
2013(e)	24.42	0.04		0.82	0.86	—	—	—	25.28
Year Ended 6/30:
2013	20.12	0.34		4.31	4.65	(0.35)	—	(0.35)	24.42
Class T (5/17)(g)
2017(h)	25.00	0.03		1.07	1.10	—	—	—	26.10

98	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

15.63%	$252,902	1.05%		0.92%		1.05%		0.92%		152%
6.26	240,572	1.10		1.44		1.10		1.44		141
(5.75)	267,337	1.12		1.01		1.12		1.01		158
27.40	294,917	1.11		1.16		1.11		1.16		153
3.50	250,052	1.25	*	0.70	*	1.25	*	0.70	*	42

23.09	282,993	1.16		1.30		1.15		1.31		153

14.79	19,868	1.80		0.19		1.80		0.19		152
5.46	27,588	1.85		0.70		1.85		0.70		141
(6.45)	31,516	1.87		0.26		1.87		0.26		158
26.47	26,628	1.86		0.41		1.86		0.41		153
3.36	17,780	2.00	*	(0.02	)*	2.00	*	(0.02	)*	42

22.10	17,174	1.91		0.54		1.90		0.55		153

15.38	211	1.29		0.63		1.29		0.63		152
5.97	186	1.34		1.25		1.34		1.25		141
(5.99)	232	1.37		0.73		1.37		0.73		158
27.11	135	1.36		0.92		1.36		0.92		153
3.44	87	1.50	*	0.43	*	1.50	*	0.43	*	42

22.72	91	1.41		1.07		1.39		1.08		153

16.02	17,991	0.73		1.23		0.73		1.23		152
5.63	19,773	0.73	*	1.48	*	0.73	*	1.48	*	141

15.92	119,038	0.80		1.17		0.80		1.17		152
6.53	99,927	0.85		1.69		0.85		1.69		141
(5.52)	103,342	0.86		1.29		0.86		1.29		158
27.74	104,875	0.86		1.40		0.86		1.40		153
3.52	45,148	1.00	*	0.97	*	1.00	*	0.97	*	42

23.39	42,285	0.91		1.53		0.90		1.55		153

4.40	26	1.06	*	0.43	*	1.06	*	0.43	*	152

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the two months ended August 31, 2013.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	Class T Shares are not available for public offering.
(h)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	99

Financial Highlights (continued)

Large Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017	$27.03	$0.18	$4.24	$4.42	$(0.20)	$—	$(0.20)	$31.25
2016	25.64	0.22	1.71	1.93	(0.15)	(0.39)	(0.54)	27.03
2015	26.67	0.23	(0.69)	(0.46)	(0.02)	(0.55)	(0.57)	25.64
2014	20.49	0.19	6.42	6.61	(0.08)	(0.35)	(0.43)	26.67
2013(d)	20.00	0.04	0.45	0.49	—	—	—	20.49
Class C (6/13)
2017	26.64	(0.05)	4.19	4.14	— **	—	— **	30.78
2016	25.32	0.02	1.69	1.71	—	(0.39)	(0.39)	26.64
2015	26.51	0.02	(0.66)	(0.64)	—	(0.55)	(0.55)	25.32
2014	20.46	0.01	6.39	6.40	—	(0.35)	(0.35)	26.51
2013(d)	20.00	0.01	0.45	0.46	—	—	—	20.46
Class R6 (6/16)
2017	27.08	0.27	4.26	4.53	(0.28)	—	(0.28)	31.33
2016(f)	25.46	0.05	1.57	1.62	—	—	—	27.08
Class I (6/13)
2017	27.08	0.24	4.25	4.49	(0.26)	—	(0.26)	31.31
2016	25.69	0.28	1.72	2.00	(0.22)	(0.39)	(0.61)	27.08
2015	26.71	0.30	(0.68)	(0.38)	(0.09)	(0.55)	(0.64)	25.69
2014	20.50	0.25	6.41	6.66	(0.10)	(0.35)	(0.45)	26.71
2013(d)	20.00	0.03	0.47	0.50	—	—	—	20.50
Class T (5/17)(g)
2017(h)	30.03	0.03	1.23	1.26	—	—	—	31.29

100	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

16.41%	$55,756	1.06%		0.56%		1.01%		0.60%		121%
7.66	47,518	1.11		0.84		1.11		0.85		132
(1.76)	37,684	1.14		0.84		1.14		0.84		110
32.63	6,726	1.26		0.69		1.17		0.78		122
2.45	457	1.54	*	0.53	*	1.17	*	0.90	*	34

15.55	59,610	1.81		(0.21)		1.76		(0.16)		121
6.86	47,805	1.86		0.09		1.85		0.10		132
(2.47)	38,591	1.89		0.09		1.89		0.09		110
31.61	4,937	1.99		(0.02)		1.92		0.06		122
2.30	143	2.31	*	(0.18	)*	1.92	*	0.21	*	34

16.81	17,095	0.74		0.87		0.70		0.91		121
6.36	18,489	0.74	*	1.05	*	0.69	*	1.10	*	132

16.68	256,389	0.81		0.79		0.76		0.83		121
7.93	140,976	0.86		1.09		0.86		1.10		132
(1.49)	153,632	0.89		1.11		0.89		1.11		110
32.92	57,360	1.01		0.93		0.92		1.02		122
2.50	11,449	1.55	*	0.07	*	0.92	*	0.69	*	34

4.20	26	1.05	*	0.34	*	1.02	*	0.37	*	121
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	Class T Shares are not available for public offering.
(h)	For the period May 31, 2017 (commencement of operations) through August 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	101

Financial Highlights (continued)

Large Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017	$25.69	$0.09	$4.75	$4.84	$(0.19)	$—	$(0.19)	$30.34
2016	25.28	0.13	1.24	1.37	(0.09)	(0.87)	(0.96)	25.69
2015	26.34	0.15	(0.15)	(0.00)	(0.03)	(1.03)	(1.06)	25.28
2014	20.59	0.17	6.03	6.20	(0.07)	(0.38)	(0.45)	26.34
2013(d)	20.00	0.05	0.54	0.59	—	—	—	20.59
Class C (6/13)
2017	25.25	(0.13)	4.68	4.55	— **	—	— **	29.80
2016	24.96	(0.05)	1.21	1.16	—	(0.87)	(0.87)	25.25
2015	26.18	(0.06)	(0.13)	(0.19)	—	(1.03)	(1.03)	24.96
2014	20.56	(0.01)	6.01	6.00	—	(0.38)	(0.38)	26.18
2013(d)	20.00	— **	0.56	0.56	—	—	—	20.56
Class R6 (6/16)
2017	25.73	0.17	4.77	4.94	(0.27)	—	(0.27)	30.40
2016(f)	24.27	0.03	1.43	1.46	—	—	—	25.73
Class I (6/13)
2017	25.73	0.15	4.76	4.91	(0.25)	—	(0.25)	30.39
2016	25.33	0.20	1.23	1.43	(0.16)	(0.87)	(1.03)	25.73
2015	26.38	0.21	(0.14)	0.07	(0.09)	(1.03)	(1.12)	25.33
2014	20.60	0.24	6.02	6.26	(0.10)	(0.38)	(0.48)	26.38
2013(d)	20.00	0.04	0.56	0.60	—	—	—	20.60

102	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

18.94%	$11,933	1.18%		0.15%	1.02%		0.32%	136%
5.57	13,654	1.22		0.47	1.15		0.53	117
0.00	31,442	1.24		0.49	1.16		0.56	118
30.45	10,734	1.35		0.53	1.17		0.72	145
2.95	1,017	1.49	*	0.92 *	1.15	*	1.25 *	48

18.04	10,130	1.94		(0.62)	1.77		(0.46)	136
4.77	9,344	1.98		(0.30)	1.89		(0.22)	117
(0.74)	7,621	1.99		(0.29)	1.91		(0.22)	118
29.49	2,187	2.11		(0.22)	1.92		(0.03)	145
2.80	83	2.50	*	(0.60)*	1.91	*	(0.02)*	48

19.31	31	0.89		0.43	0.72		0.60	136
6.02	27	0.85	*	0.65 *	0.70	*	0.81 *	117

19.22	58,512	0.94		0.38	0.77		0.54	136
5.80	47,945	0.97		0.71	0.89		0.79	117
0.28	58,478	0.99		0.72	0.91		0.79	118
30.74	27,478	1.10		0.81	0.92		0.99	145
3.00	11,472	1.55	*	0.22 *	0.92	*	0.86 *	48
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	103

Financial Highlights (continued)

Concentrated Core

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017	$25.97	$0.24		$4.23	$4.47	$(0.54)	$—	$(0.54)	$29.90
2016	26.89	0.39		(0.22)	0.17	(0.13)	(0.96)	(1.09)	25.97
2015	27.16	0.20		(0.14)	0.06	(0.02)	(0.31)	(0.33)	26.89
2014	19.66	0.19		7.37	7.56	(0.04)	(0.02)	(0.06)	27.16
2013(d)	20.00	0.05		(0.39)	(0.34)	—	—	—	19.66
Class C (6/13)
2017	25.51	—	*	4.19	4.19	(0.34)	—	(0.34)	29.36
2016	26.50	0.18		(0.21)	(0.03)	—	(0.96)	(0.96)	25.51
2015	26.95	—	*	(0.14)	(0.14)	—	(0.31)	(0.31)	26.50
2014	19.63	0.01		7.33	7.34	—	(0.02)	(0.02)	26.95
2013(d)	20.00	—	*	(0.37)	(0.37)	—	—	—	19.63
Class R6 (6/16)
2017	26.02	0.30		4.27	4.57	(0.62)	—	(0.62)	29.97
2016(f)	25.22	0.07		0.73	0.80	—	—	—	26.02
Class I (6/13)
2017	26.02	0.25		4.29	4.54	(0.60)	—	(0.60)	29.96
2016	26.94	0.46		(0.22)	0.24	(0.20)	(0.96)	(1.16)	26.02
2015	27.20	0.27		(0.14)	0.13	(0.08)	(0.31)	(0.39)	26.94
2014	19.68	0.24		7.36	7.60	(0.06)	(0.02)	(0.08)	27.20
2013(d)	20.00	0.04		(0.36)	(0.32)	—	—	—	19.68

104	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

17.45%	$16,149	1.26%		0.70%		1.08%		0.88%		137%
0.62	41,053	1.32		1.38		1.20		1.50		103
0.21	54,805	1.33		0.61		1.21		0.72		98
38.46	8,315	1.85		0.15		1.22		0.77		88
(1.70)	239	5.78	**	(3.28	)**	1.21	**	1.29	**	24

16.58	20,613	2.01		(0.17)		1.83		0.02		137
(0.13)	24,531	2.07		0.60		1.94		0.72		103
(0.53)	24,583	2.08		(0.10)		1.96		0.01		98
37.39	1,508	2.65		(0.63)		1.97		0.05		88
(1.85)	117	7.21	**	(5.13	)**	1.97	**	0.11	**	24

17.85	32	0.91		0.91		0.73		1.10		137
3.17	26	0.89	**	1.48	**	0.73	**	1.64	**	103

17.73	59,160	1.02		0.72		0.83		0.91		137
0.88	32,291	1.06		1.65		0.95		1.77		103
0.47	52,955	1.07		0.84		0.96		0.95		98
38.76	8,569	1.71		0.26		0.97		1.00		88
(1.65)	1,018	8.54	**	(6.56	)**	0.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	105

Financial Highlights (continued)

Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
Year Ended 8/31:
2017	$27.52	$0.21	$3.75	$3.96	$(0.19)	$(2.00)	$(2.19)	$29.29
2016	28.79	0.20	2.17	2.37	(0.18)	(3.46)	(3.64)	27.52
2015	30.49	0.12	0.89	1.01	—	(2.71)	(2.71)	28.79
2014	25.03	(0.01)	6.08	6.07	—	(0.61)	(0.61)	30.49
2013(e)	25.68	— **	(0.65)	(0.65)	—	—	—	25.03
Year Ended 7/31:
2013	21.09	0.01	4.62	4.63	(0.04)	—	(0.04)	25.68
Class C (3/06)
Year Ended 8/31:
2017	25.25	— **	3.44	3.44	—	(2.00)	(2.00)	26.69
2016	26.72	— **	1.99	1.99	—	(3.46)	(3.46)	25.25
2015	28.69	(0.09)	0.83	0.74	—	(2.71)	(2.71)	26.72
2014	23.75	(0.21)	5.76	5.55	—	(0.61)	(0.61)	28.69
2013(e)	24.38	(0.01)	(0.62)	(0.63)	—	—	—	23.75
Year Ended 7/31:
2013	20.14	(0.18)	4.42	4.24	—	—	—	24.38
Class R3 (3/09)
Year Ended 8/31:
2017	27.27	0.14	3.73	3.87	(0.13)	(2.00)	(2.13)	29.01
2016	28.56	0.14	2.13	2.27	(0.10)	(3.46)	(3.56)	27.27
2015	30.34	0.05	0.88	0.93	—	(2.71)	(2.71)	28.56
2014	24.96	(0.08)	6.07	5.99	—	(0.61)	(0.61)	30.34
2013(e)	25.62	— **	(0.66)	(0.66)	—	—	—	24.96
Year Ended 7/31:
2013	21.06	(0.03)	4.59	4.56	—	—	—	25.62
Class I (3/06)
Year Ended 8/31:
2017	28.01	0.28	3.83	4.11	(0.27)	(2.00)	(2.27)	29.85
2016	29.25	0.28	2.20	2.48	(0.26)	(3.46)	(3.72)	28.01
2015	30.86	0.21	0.89	1.10	—	(2.71)	(2.71)	29.25
2014	25.27	0.06	6.15	6.21	(0.01)	(0.61)	(0.62)	30.86
2013(e)	25.92	0.01	(0.66)	(0.65)	—	—	—	25.27
Year Ended 7/31:
2013	21.29	0.05	4.67	4.72	(0.09)	—	(0.09)	25.92

106	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

15.34%	$6,452	1.31%		0.49%	1.02%		0.77%	55%
8.78	9,758	1.31		0.62	1.18		0.75	59
3.40	8,792	1.24		0.38	1.21		0.41	65
24.55	15,558	1.45		(0.27)	1.22		(0.05)	41
(2.53)	13,956	1.37	*	(0.03)*	1.22	*	0.13 *	2

21.97	13,858	1.40		(0.16)	1.22		0.02	67

14.50	5,943	2.06		(0.28)	1.77		0.01	55
7.95	7,987	2.06		(0.14)	1.93		(0.01)	59
2.62	9,150	2.00		(0.36)	1.96		(0.33)	65
23.67	9,094	2.21		(1.01)	1.97		(0.77)	41
(2.58)	4,967	2.13	*	(0.80)*	1.97	*	(0.63)*	2

21.05	4,143	2.18		(1.02)	1.97		(0.81)	67

15.08	372	1.57		0.23	1.27		0.53	55
8.48	193	1.56		0.38	1.41		0.53	59
3.14	65	1.49		0.14	1.46		0.17	65
24.29	64	1.70		(0.52)	1.47		(0.29)	41
(2.58)	53	1.63	*	(0.28)*	1.48	*	(0.13)*	2

21.65	54	1.63		(0.28)	1.47		(0.12)	67

15.63	33,619	1.06		0.73	0.77		1.02	55
9.05	31,830	1.06		0.87	0.93		1.00	59
3.67	29,230	1.00		0.64	0.96		0.68	65
24.87	24,449	1.20		(0.01)	0.97		0.22	41
(2.51)	15,456	1.12	*	0.23 *	0.97	*	0.38 *	2

22.26	15,621	1.16		0.04	0.97		0.23	67
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the one month ended August 31, 2013.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	107

Financial Highlights (continued)

Equity Long/Short

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
Year Ended 8/31:
2017	$32.61	$(0.39)	$6.38	$5.99	$—	$—	$—	$38.60
2016	32.61	(0.11)	0.11	—	—	—	—	32.61
2015	31.72	(0.26)	1.23	0.97	—	(0.08)	(0.08)	32.61
2014	28.72	(0.23)	4.78	4.55	—	(1.55)	(1.55)	31.72
2013(g)	29.54	0.02	(0.84)	(0.82)	—	—	—	28.72
Year Ended 7/31:
2013	26.81	(0.03)	5.02	4.99	—	(2.26)	(2.26)	29.54
Class C (12/08)
Year Ended 8/31:
2017	30.57	(0.62)	5.96	5.34	—	—	—	35.91
2016	30.80	(0.33)	0.10	(0.23)	—	—	—	30.57
2015	30.19	(0.48)	1.17	0.69	—	(0.08)	(0.08)	30.80
2014	27.60	(0.43)	4.57	4.14	—	(1.55)	(1.55)	30.19
2013(g)	28.40	— **	(0.80)	(0.80)	—	—	—	27.60
Year Ended 7/31:
2013	26.04	(0.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
Class I (12/08)
Year Ended 8/31:
2017	33.27	(0.31)	6.52	6.21	—	—	—	39.48
2016	33.18	(0.06)	0.15	0.09	—	—	—	33.27
2015	32.20	(0.16)	1.22	1.06	—	(0.08)	(0.08)	33.18
2014	29.10	(0.12)	4.81	4.69	(0.04)	(1.55)	(1.59)	32.20
2013(g)	29.93	0.03	(0.86)	(0.83)	—	—	—	29.10
Year Ended 7/31:
2013	27.06	0.07	5.06	5.13	—	(2.26)	(2.26)	29.93

108	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

18.37%	$26,802	3.54%		(1.27)%	3.36%		(1.09)%	186%
0.00	26,012	3.78		(0.53)	3.58		(0.33)	224
3.06	24,821	3.76		(1.03)	3.53		(0.79)	222
16.06	13,697	4.24		(1.53)	3.46		(0.75)	232
(2.78)	390	5.42	*	(1.73)*	3.04	*	0.65 *	12

20.39	326	13.43		(10.94)	2.62		(0.13)	292

17.47	8,596	4.28		(2.04)	4.10		(1.86)	186
(0.75)	8,236	4.53		(1.29)	4.34		(1.09)	224
2.28	8,087	4.52		(1.76)	4.29		(1.53)	222
15.20	4,080	5.04		(2.30)	4.21		(1.47)	232
(2.82)	138	6.24	*	(2.44)*	3.81	*	(0.01)*	12

19.53	64	10.85		(8.13)	3.47		(0.74)	292

18.67	70,282	3.26		(1.04)	3.08		(0.86)	186
0.27	48,905	3.52		(0.37)	3.33		(0.18)	224
3.29	53,559	3.52		(0.72)	3.28		(0.48)	222
16.34	16,216	4.20		(1.33)	3.27		(0.40)	232
(2.77)	4,758	5.07	*	(1.17)*	2.78	*	1.11 *	12

20.74	1,611	9.92		(7.20)	2.46		0.26	292

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short, enhanced custody expense and/or prime broker expenses (as disclosed in Note 3 – Portfolio Securities and Investments in Derivatives, Short Sale Transactions) as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and/or Prime Broker Expenses to Average Net Assets(f)
	Class A		Class C		Class I		Class A	Class C	Class I
Year Ended 8/31:
2017	1.18%		1.17%		1.18%		0.56%	0.56%	0.54%
2016	1.19		1.20		1.20		0.77	0.77	0.77
2015	1.17		1.19		1.17		0.74	0.74	0.75
2014	1.12		1.11		1.12		0.72	0.74	0.78
2013(g)	1.42	*	1.46	*	1.42	*	—	—	—
Year Ended 7/31:
2013	0.84		0.89		0.89		0.26	0.32	0.32

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
(g)	For the one month ended August 31, 2013.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	109

Financial Highlights (continued)

Equity Market Neutral

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017	$21.64	$(0.33)	$2.00	$1.67	$—	$—	$—	$23.31
2016	21.39	(0.28)	0.90	0.62	—	(0.37)	(0.37)	21.64
2015	21.27	(0.32)	0.50	0.18	—	(0.06)	(0.06)	21.39
2014	20.53	(0.44)	1.38	0.94	—	(0.20)	(0.20)	21.27
2013(e)	20.00	(0.04)	0.57	0.53	—	—	—	20.53
Class C (6/13)
2017	21.13	(0.48)	1.94	1.46	—	—	—	22.59
2016	21.04	(0.44)	0.90	0.46	—	(0.37)	(0.37)	21.13
2015	21.08	(0.47)	0.49	0.02	—	(0.06)	(0.06)	21.04
2014	20.50	(0.58)	1.36	0.78	—	(0.20)	(0.20)	21.08
2013(e)	20.00	(0.08)	0.58	0.50	—	—	—	20.50
Class I (6/13)
2017	21.82	(0.26)	2.01	1.75	—	—	—	23.57
2016	21.51	(0.23)	0.91	0.68	—	(0.37)	(0.37)	21.82
2015	21.34	(0.27)	0.50	0.23	—	(0.06)	(0.06)	21.51
2014	20.54	(0.38)	1.38	1.00	—	(0.20)	(0.20)	21.34
2013(e)	20.00	(0.04)	0.58	0.54	—	—	—	20.54

110	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

7.72%	$6,146	3.32%		(1.70)%	3.05%		(1.44)%	159%
2.86	9,289	3.29		(1.47)	3.10		(1.28)	187
0.86	8,972	3.49		(1.73)	3.24		(1.48)	173
4.55	7,880	3.52		(2.33)	3.26		(2.07)	187
2.65	799	3.00	*	(1.10)*	2.85	*	(0.95)*	112

6.91	2,110	4.03		(2.44)	3.76		(2.17)	159
2.14	2,109	4.06		(2.23)	3.87		(2.04)	187
0.10	1,835	4.22		(2.49)	3.97		(2.24)	173
3.77	1,768	4.28		(3.05)	4.02		(2.79)	187
2.50	157	3.90	*	(2.45)*	3.42	*	(1.97)*	112

8.02	59,022	3.02		(1.43)	2.75		(1.16)	159
3.12	49,990	3.06		(1.23)	2.87		(1.04)	187
1.09	35,162	3.21		(1.51)	2.97		(1.26)	173
4.84	32,668	3.37		(2.08)	3.08		(1.79)	187
2.70	13,184	3.04	*	(1.77)*	2.32	*	(1.05)*	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses (as disclosed in Note 3 – Portfolio Securities and Investments in Derivatives, Short Sale Transactions) as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A	Class C	Class I
2017	1.40%		1.39%		1.39%		0.05%	0.01%	—%
2016	1.03		1.04		1.04		0.46	0.46	0.46
2015	1.04		1.03		1.03		0.59	0.58	0.57
2014	1.09		1.06		1.02		0.55	0.59	0.70
2013(e)	1.23	*	1.04	*	0.95	*	—	—	—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	111

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and the Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund (“Large Cap Value”), Nuveen Large Cap Core Fund (“Large Cap Core”), Nuveen Large Cap Growth Fund (“Large Cap Growth”), Nuveen Concentrated Core Fund (“Concentrated Core”), and Nuveen Equity Market Neutral Fund (“Equity Market Neutral”) among others, and the Nuveen Investment Trust II is comprised of Nuveen Growth Fund (“Growth”) and Nuveen Equity Long/Short Fund (“Equity Long/Short”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts on May 6, 1996 and June 27, 1997, respectively.

The end of the reporting period for the Funds is August 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Large Cap Value, Large Cap Core, Large Cap Growth, Concentrated Core and Growth is long-term capital appreciation. Equity Long/Short’s investment objective is long-term capital appreciation with low correlation to the U.S. equity market. Equity Market Neutral’s investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In April 2017 the Funds’ Board of Trustees (the “Board”) approved the reorganizations of Nuveen Core Dividend Fund, Nuveen Large Cap Core Plus Fund and Nuveen Large Cap Growth Opportunities Fund (each an “Acquired Fund” and together the “Acquired Funds”) into Large Cap Value, Large Cap Core and Large Cap Growth (each an “Acquiring Fund” and together the “Acquiring Funds”), each a series of Nuveen Investment Trust which is advised by the Adviser. During August 2017, the shareholders of Nuveen Large Cap Growth Opportunities Fund approved the reorganization into Large Cap Growth.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

112	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	113

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$409,099,884	$—	$—	$409,099,884
Short-Term Investments:
Repurchase Agreements	—	593,732	—	593,732
Total	$409,099,884	$593,732	$—	$409,693,616

Large Cap Core
Long-Term Investments*:
Common Stocks	$388,069,725	$—	$—	$388,069,725

Large Cap Growth
Long-Term Investments*:
Common Stocks	$80,353,662	$—	$—	$80,353,662
Short-Term Investments:
Repurchase Agreements	—	122,877	—	122,877
Total	$80,353,662	$122,877	$—	$80,476,539

114	NUVEEN

Concentrated Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$96,082,286	$—	$—	$96,082,286

Growth
Long-Term Investments*:
Common Stocks	$46,288,165	$—	$—	$46,288,165

Equity Long/Short
Long-Term Investments*:
Common Stocks	$153,550,297	$—	$—	$153,550,297
Short-Term Investments:
Repurchase Agreements	—	133,834	—	133,834
Common Stocks Sold Short*	(80,081,979)	—	—	(80,081,979)
Total	$73,468,318	$133,834	$—	$73,602,152

Equity Market Neutral
Long-Term Investments*:
Common Stocks	$63,634,034	$—	$—	$63,634,034
Short-Term Investments:
Repurchase Agreements	—	2,089,871	—	2,089,871
Common Stocks Sold Short*	(57,600,192)	—	—	(57,600,192)
Total	$6,033,842	$2,089,871	$—	$8,123,713
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

NUVEEN	115

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the following Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Value	Fixed Income Clearing Corporation	$593,732	$(593,732)	$—
Large Cap Growth	Fixed Income Clearing Corporation	122,877	(122,877)	—
Equity Long/Short	Fixed Income Clearing Corporation	133,834	(133,834)	—
Equity Market Neutral	Fixed Income Clearing Corporation	2,089,871	(2,089,871)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

Equity Long/Short and Equity Market Neutral each pursue a “long/short” investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds’ Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as “Cash collateral at broker for common stocks sold short” on the Statement of Assets and Liabilities. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on common stocks sold short”, on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of common stocks sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from common stocks sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds. The Funds may also earn credits as an element of the prime broker fee arrangement with BAML, which are recorded as an offset to the prime brokerage fees. The net prime brokerage fees paid to BAML are recognized as “Prime broker expenses” on the Statement of Operations. In the event that credits exceed prime brokerage fees, the net credits are recognized as a component of “Investment Income” on the Statement of Operations.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined

116	NUVEEN

threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Each Fund has an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Large Cap Value and Large Cap Core issued Class T Shares during the period; however, these Shares were also not available for public offering.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 8/31/17		Year Ended 8/31/16
Large Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	486,118	$12,160,313	377,823	$8,147,030
Class C	328,029	7,546,596	363,328	7,355,274
Class R3	3,334	84,131	3,814	77,759
Class R6	201	5,173	—	—
Class R6 – exchanges	—	—	887,602	19,225,456
Class I	1,938,572	48,581,317	2,333,537	51,901,876
Class T	1,000	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	113,723	2,822,619	932,097	19,747,901
Class C	6,044	143,959	100,958	2,037,698
Class R3	27	649	—	—
Class R6	11,411	284,602	—	—
Class I	57,542	1,435,670	427,534	9,122,298
Class T	—	—	—	—
	2,946,001	73,090,029	5,426,693	117,615,292
Shares redeemed:
Class A	(1,436,159)	(35,593,526)	(2,063,375)	(44,962,850)
Class C	(802,065)	(18,875,235)	(588,700)	(12,064,765)
Class R3	(3,408)	(88,088)	(5,475)	(125,290)
Class R6	(186,934)	(4,565,000)	(23,551)	(535,000)
Class I	(1,806,914)	(45,765,993)	(1,860,418)	(41,232,658)
Class I – exchanges	—	—	(887,602)	(19,225,456)
Class T	—	—	—	—
	(4,235,480)	(104,887,842)	(5,429,121)	(118,146,019)
Net increase (decrease)	(1,289,479)	$(31,797,813)	(2,428)	$(530,727)

NUVEEN	117

Notes to Financial Statements (continued)

	Year Ended 8/31/17		Year Ended 8/31/16
Large Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,157,749	$33,828,915	874,945	$22,427,866
Class C	628,328	18,249,106	733,218	18,441,802
Class R6	2,426	73,843	—	—
Class R6 – exchange	—	—	693,764	17,663,242
Class I	4,487,488	132,392,124	2,743,914	68,497,084
Class T	833	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,703	337,508	30,741	787,826
Class C	151	4,302	19,378	488,712
Class R6	5,598	161,497	—	—
Class I	30,493	879,728	83,078	2,132,950
Class T	—	—	—	—
	6,324,769	185,952,023	5,179,038	130,439,482
Shares redeemed:
Class A	(1,143,220)	(33,744,305)	(617,239)	(15,716,831)
Class C	(486,169)	(14,051,666)	(482,058)	(12,191,971)
Class R6	(145,000)	(4,180,071)	(11,119)	(300,000)
Class I	(1,536,376)	(45,251,284)	(2,906,788)	(73,742,217)
Class I – exchanges	—	—	(693,764)	(17,663,242)
Class T	—	—	—	—
	(3,310,765)	(97,227,326)	(4,710,968)	(119,614,261)
Net increase (decrease)	3,014,004	$88,724,697	468,070	$10,825,221

	Year Ended 8/31/17		Year Ended 8/31/16
Large Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	278,984	$7,789,313	371,585	$9,236,977
Class C	91,370	2,486,059	152,413	3,758,706
Class R6	—	—	1,030	25,000
Class I	702,458	19,612,442	322,367	8,046,592
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,303	89,302	43,627	1,081,231
Class C	46	1,237	7,408	180,759
Class R6	—	—	—	—
Class I	7,248	195,974	48,184	1,196,740
	1,083,409	30,174,327	946,614	23,526,005
Shares redeemed:
Class A	(420,504)	(11,692,667)	(1,127,331)	(27,291,678)
Class C	(121,600)	(3,310,878)	(95,029)	(2,300,725)
Class R6	—	—	—	—
Class I	(647,995)	(17,663,282)	(816,036)	(20,368,815)
	(1,190,099)	(32,666,827)	(2,038,396)	(49,961,218)
Net increase (decrease)	(106,690)	$(2,492,500)	(1,091,782)	$(26,435,213)

118	NUVEEN

	Year Ended 8/31/17		Year Ended 8/31/16
Concentrated Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	178,184	$4,864,217	650,877	$16,913,790
Class C	76,685	2,066,931	323,796	8,235,687
Class R6	70	2,000	991	25,000
Class I	1,492,463	42,078,549	895,274	23,113,731
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,411	682,019	85,190	2,233,298
Class C	10,935	289,673	37,758	972,267
Class R6	—	—	—	—
Class I	23,686	635,972	76,728	2,016,359
	1,807,434	50,619,361	2,070,614	53,510,132
Shares redeemed:
Class A	(1,244,273)	(34,262,420)	(1,193,481)	(30,535,390)
Class C	(347,114)	(9,292,589)	(327,620)	(8,191,879)
Class R6	—	—	—	—
Class I	(782,612)	(21,514,914)	(1,696,550)	(43,576,088)
	(2,373,999)	(65,069,923)	(3,217,651)	(82,303,357)
Net increase (decrease)	(566,565)	$(14,450,562)	(1,147,037)	$(28,793,225)

	Year Ended 8/31/17		Year Ended 8/31/16
Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	87,889	$2,405,172	153,974	$4,114,434
Class C	46,774	1,163,986	49,421	1,227,124
Class R3	6,331	172,355	5,211	132,605
Class I	554,712	15,356,287	444,006	12,219,654
Shares issued to shareholders due to reinvestment of distributions:
Class A	23,688	624,963	35,019	928,930
Class C	18,208	437,348	31,633	768,666
Class R3	81	2,108	—	—
Class I	82,119	2,207,817	129,712	3,505,204
	819,802	22,370,036	848,976	22,896,617
Shares redeemed:
Class A	(245,901)	(6,690,695)	(139,751)	(3,758,259)
Class C	(158,621)	(3,984,929)	(107,125)	(2,661,310)
Class R3	(683)	(18,527)	(395)	(10,413)
Class I	(647,124)	(18,156,432)	(436,505)	(11,901,047)
	(1,052,329)	(28,850,583)	(683,776)	(18,331,029)
Net increase (decrease)	(232,527)	$(6,480,547)	165,200	$4,565,588

	Year Ended 8/31/17		Year Ended 8/31/16
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	323,603	$11,790,233	450,916	$14,805,918
Class C	56,849	1,926,092	94,814	2,956,282
Class I	858,303	32,105,265	1,526,191	51,312,679
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	1,238,755	45,821,590	2,071,921	69,074,879
Shares redeemed:
Class A	(426,931)	(15,440,132)	(414,391)	(13,332,301)
Class C	(86,899)	(2,877,159)	(87,969)	(2,627,278)
Class I	(548,013)	(19,734,716)	(1,670,119)	(53,406,162)
	(1,061,843)	(38,052,007)	(2,172,479)	(69,365,741)
Net increase (decrease)	176,912	$7,769,583	(100,558)	$(290,862)

NUVEEN	119

Notes to Financial Statements (continued)

	Year Ended 8/31/17		Year Ended 8/31/16
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	147,949	$3,395,115	365,952	$7,998,762
Class C	24,630	541,553	48,437	1,037,987
Class I	1,069,685	24,644,554	1,621,262	35,412,422
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	7,168	157,697
Class C	—	—	1,543	33,306
Class I	—	—	24,585	544,313
	1,242,264	28,581,222	2,068,947	45,184,487
Shares redeemed:
Class A	(313,565)	(7,074,674)	(363,432)	(7,897,928)
Class C	(31,061)	(685,175)	(37,336)	(795,804)
Class I	(856,134)	(19,254,756)	(989,940)	(21,649,115)
	(1,200,760)	(27,014,605)	(1,390,708)	(30,342,847)
Net increase (decrease)	41,504	$1,566,617	678,239	$14,841,640

5. Investment Transactions

Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Purchases	$626,560,273	$480,444,862	$100,866,248	$122,184,314
Sales	659,095,951	392,186,064	103,611,351	137,677,855

	Growth	Equity Long/Short	Equity Market Neutral
Purchases	$26,290,393	$378,652,630	$185,057,502
Sales	36,107,929	388,064,974	196,540,000

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost, as well as proceeds from common stocks sold short, if any, and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of August 31, 2017.

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Cost of investments	$381,032,420	$353,708,307	$70,291,432	$93,131,278
Gross unrealized:
Appreciation	$48,588,152	$46,646,607	$12,635,589	$7,271,397
Depreciation	(19,926,956)	(12,285,189)	(2,450,482)	(4,320,389)
Net unrealized appreciation (depreciation) of investments	$28,661,196	$34,361,418	$10,185,107	$2,951,008

120	NUVEEN

	Growth	Equity Long/Short	Equity Market Neutral
Cost of investments	$36,013,199	$140,996,126	$61,387,008
Gross unrealized:
Appreciation	$11,258,012	$16,536,315	$7,153,160
Depreciation	(983,046)	(3,848,310)	(2,816,263)
Net unrealized appreciation (depreciation) of investments	$10,274,966	$12,688,005	$4,336,897

	Equity Long/Short	Equity Market Neutral
Tax proceeds from common stocks sold short	$(80,729,418)	$(61,128,764)
Net unrealized appreciation (depreciation) on common stocks sold short	647,439	3,528,572

Permanent differences, primarily due to investments in common stocks sold short, investments in partnerships, federal taxes paid, net operating losses and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2017, the Funds’ tax year end, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Capital paid-in	$1,569,706	$1,230,163	$235,254	$6,887
Undistributed (Over-distribution of) net investment income	—	81,958	27,869	(8,174)
Accumulated net realized gain (loss)	(1,569,706)	(1,312,121)	(263,123)	1,287

	Growth	Equity Long/Short	Equity Market Neutral
Capital paid-in	$392,491	$(355,346)	$(709,673)
Undistributed (Over-distribution of) net investment income	—	384,244	745,895
Accumulated net realized gain (loss)	(392,491)	(28,898)	(36,222)

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2017, the Funds’ tax year end, were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Undistributed net ordinary income[1]	$26,251,270	$16,624,252	$2,411,794	$605,540
Undistributed net long-term capital gains	5,412,247	2,489,696	965,234	880,187

	Growth	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$931,724	$—	$—
Undistributed net long-term capital gains	1,390,404	1,987,967	39,315
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2017 and August 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Distributions from net ordinary income[1]	$5,680,168	$2,055,823	$529,355	$1,672,727
Distributions from net long-term capital gains	—	—	—	—

2017		Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]		$847,267	$—	$—
Distributions from net long-term capital gains		2,917,076	—	—

2016	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Distributions from net ordinary income[1]	$13,655,881	$3,892,356	$2,090,622	$4,511,419
Distributions from net long-term capital gains	23,420,142	1,244,647	1,755,760	835,142

2016		Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]		$976,991	$—	$—
Distributions from net long-term capital gains		5,050,085	—	925,032
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

NUVEEN	121

Notes to Financial Statements (continued)

During the Funds’ tax year ended August 31, 2017, the following Funds utilized capital loss carryforwards as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Utilized capital loss carryforwards	$19,782,415	$6,828,366	$2,270,049	$7,306,848

	Equity Long/Short	Equity Market Neutral
Utilized capital loss carryforwards	$6,884,831	$2,742,055

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Equity Long/Short	Equity Market Neutral
Post-October capital losses[2]	$—	$—
Late-year ordinary losses[3]	522,737	491,845
[2]	Capital losses incurred from November 1, 2016 through August 31, 2017, the Funds’ tax year end.
[3]	Ordinary losses incurred from January 1, 2017 through August 31, 2017, and/or specified losses incurred from November 1, 2016 through August 31, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period September 1, 2016 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
For the first $125 million	0.5000%	0.5000%	0.5000%	0.5500%
For the next $125 million	0.4875	0.4875	0.4875	0.5375
For the next $250 million	0.4750	0.4750	0.4750	0.5250
For the next $500 million	0.4625	0.4625	0.4625	0.5125
For the next $1 billion	0.4500	0.4500	0.4500	0.5000
For net assets over $2 billion	0.4250	0.4250	0.4250	0.4750

Average Daily Net Assets	Growth	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	1.0875	1.0875
For the next $250 million	0.4750	1.0750	1.0750
For the next $500 million	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	1.0500	1.0500
For net assets over $2 billion	0.4250	1.0250	1.0250

Effective August 1, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Growth	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	0.5000%	0.5000%	0.5500%	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	0.4875	0.4875	0.5375	0.4875	1.0875	1.0875
For the next $250 million	0.4750	0.4750	0.4750	0.5250	0.4750	1.0750	1.0750
For the next $500 million	0.4625	0.4625	0.4625	0.5125	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	0.4500	0.4500	0.5000	0.4500	1.0500	1.0500
For the next $3 billion	0.4250	0.4250	0.4250	0.4750	0.4250	1.0250	1.0250
For the next $2.5 billion	0.4000	0.4000	0.4000	0.4500	0.4000	1.0000	1.0000
For the next $2.5 billion	0.3875	0.3875	0.3875	0.4375	0.3875	0.9875	0.9875
For net assets over $10 billion	0.3750	0.3750	0.3750	0.4250	0.3750	0.9750	0.9750

122	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2017, the complex-level fee for each Fund was 0.1599%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales) dividend expense or securities sold short, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap		Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Value	N/A		N/A	1.20%
Large Cap Core	0.80	%*	December 31, 2018	N/A
Large Cap Growth	0.81	*	December 31, 2018	N/A
Concentrated Core	0.86		December 31, 2018	N/A
Growth	0.81		December 31, 2018	1.40
Equity Long/Short	1.40		December 31, 2018	N/A
Equity Market Neutral	1.40		December 31, 2018	N/A

*	Effective October 16, 2017 (subsequent to the close of the reporting period), the Temporary Expense Caps for Large Cap Core and Large Cap Growth are 0.79% and 0.77%, respectively, and each will expire on July 31, 2019.

N/A – Not applicable.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Sales charges collected (Unaudited)	$89,195	$224,186	$37,750	$33,272
Paid to financial intermediaries (Unaudited)	79,314	198,070	34,547	29,506

		Growth	Equity Long/Short	Equity Market Neutral
Sales charges collected (Unaudited)		$10,927	$86,727	$13,596
Paid to financial intermediaries (Unaudited)		9,659	76,992	12,059

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

NUVEEN	123

Notes to Financial Statements (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
Commission advances (Unaudited)	$52,077	$154,418	$31,282	$22,397

		Growth	Equity Long/Short	Equity Market Neutral
Commission advances (Unaudited)		$5,106	$21,966	$4,844

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
12b-1 fees retained (Unaudited)	$38,475	$142,840	$19,217	$37,224

		Growth	Equity Long/Short	Equity Market Neutral
12b-1 fees retained (Unaudited)		$7,324	$12,920	$4,337

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core
CDSC retained (Unaudited)	$1,696	$9,475	$1,089	$3,926

		Growth	Equity Long/Short	Equity Market Neutral
CDSC retained (Unaudited)		$785	$2,025	$642

As of the end of the reporting period, Nuveen owned shares of the following Funds, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Growth
Class A Shares	—	—	—	—	—
Class C Shares	—	—	—	—	—
Class R3 Shares	2,126	N/A	N/A	N/A	2,125
Class R6 Shares	—	—	1,030	991	N/A
Class I Shares	—	—	—	—	—
Class T Shares	1,000	833	N/A	N/A	N/A

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period), the following Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective outstanding balance.

	Large Cap Value	Concentrated Core
Outstanding balance at December 31, 2016	$726,940	$1,091,131

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility

124	NUVEEN

(and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the funds utilized this facility.

9. Subsequent Events

Fund Reorganizations

During September 2017, shareholders for Nuveen Core Dividend Fund and Nuveen Large Cap Core Plus Fund approved the reorganizations into Large Cap Value and Large Cap Core, respectively. Nuveen Large Cap Core Plus Fund and Nuveen Large Cap Opportunities Fund merged into Large Cap Core and Large Cap Growth, respectively, effective at the close of business on October 13, 2017, while the merger of Nuveen Core Dividend Fund into Large Cap Value is scheduled to become effective at the close of business November 3, 2017.

Upon the closing of the reorganizations, the Acquired Funds transfer all of their assets and liabilities to the Acquiring Funds in exchange for Acquiring Fund Shares of equal value. Shares of the Acquiring Funds are then distributed to shareholders of the Acquired Funds and the Acquired Funds are terminated. As a result of these reorganizations, shareholders of the Acquired Funds become shareholders of the Acquiring Funds. The shareholders of the Acquired Funds receive Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of each reorganization.

NUVEEN	125

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2017.

		Large Cap Value	Large Cap Core	Large Cap Growth	Growth
Long-Term Capital Gain Dividends		$1,569,706	$1,230,163	$235,254	$3,309,567

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Growth
% QDI	100%	100%	100%	100%	100%
% DRD	100%	100%	100%	100%	100%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

126	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Alternative Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Marketing Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	127

Glossary of Terms Used in this Report (Unaudited) (continued)

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months’ earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all the current P/E ratios (excluding negatives) of the stocks in the fund’s portfolio. This should not be construed as a forecast of the Fund’s performance.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

128	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining

NUVEEN	129

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen Concentrated Core Fund (the “Concentrated Core Fund”), Nuveen Large Cap Core Fund (the “Large Cap Core Fund”), Nuveen Large Cap Growth Fund (the “Large Cap Growth Fund”), and Nuveen Large Cap Value Fund (the “Large Cap Value Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including the reduction of the temporary expense cap of Nuveen Growth Fund (the “Growth Fund”), the reduction of the management fee of the Large Cap Value Fund, and the reduction of both the management fee and temporary expense cap of the Concentrated Core Fund, the Large Cap Core Fund and the Large Cap Growth Fund; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017 (or for such shorter periods available for the Large Cap Core Fund, the Large Cap Growth Fund, the Concentrated Core Fund and Nuveen Equity Market Neutral Fund (the “Equity Market Neutral Fund”), which did not exist for part of the foregoing time frame). The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

130	NUVEEN

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Large Cap Value Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the first quartile in the one-year period and second quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the overall performance of the Fund.

For the Large Cap Core Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the first quartile in the one- and three-year periods, and outperformed its benchmark during these periods. The Board was satisfied with the overall performance of the Fund.

For the Large Cap Growth Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the second quartile in the one-year period and first quartile in the three-year period. Although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the overall performance of the Fund.

For the Concentrated Core Fund, the Board noted that although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period and underperformed its benchmark in the one- and three-year periods, the Fund ranked in the third quartile in the three-year period. The Board noted that the factors that detracted from the Fund’s performance included primarily stock selection in the healthcare, consumer discretionary and industrial sectors. Further, an overweight in the underperforming consumer discretionary and healthcare sectors compared to the benchmark contributed to the Fund’s relative underperformance compared to the benchmark. The Board noted that the Fund’s relative performance also improved in the first quarter of 2017, ranking in the second quartile against its Performance Peer Group. The Board was satisfied with the overall performance of the Fund.

For the Growth Fund, the Board observed that although the Fund underperformed its benchmark for the one-, three- and five-year periods, the Fund ranked in the first quartile in its Performance Peer Group in the one- and three-year periods and the third quartile in the five-year period. The Board was satisfied with the overall performance of the Fund.

For Nuveen Equity Long/Short Fund (the “Equity Long/Short Fund”), the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund had performed well against its Performance Peer Group, ranking in the second quartile in the one-year period and first quartile in the three- and five-year periods. The Board was satisfied with the overall performance of the Fund.

For the Equity Market Neutral Fund, the Board noted that the Fund performed well against its Performance Peer Group, ranking in the first quartile in the one- and three-year periods, and outperformed its benchmark during these periods. The Board was satisfied with the overall performance of the Fund.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that (a) each Fund except for the Equity Market Neutral Fund had a net management fee and a net expense ratio below its respective peer averages and (b) the Equity Market Neutral Fund had a net management fee that was higher than its peer average and a net expense ratio that was below its peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

132	NUVEEN

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

NUVEEN	133

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members also noted that additional economies of scale were or would be shared with shareholders of each Fund through its temporary expense cap and/or permanent expense cap. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

134	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176

NUVEEN	135

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176

136	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	90
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	176
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	176

NUVEEN	137

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	176
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	176
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	176
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	176
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	176
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	176
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	176
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	176

138	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	176

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	139

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NLCES-0817D        281382-INV-Y-10/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended August 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Growth Fund	16,490	1,900	0	0
Nuveen Equity Long/Short Fund	16,490	1,900	0	0

Total	$32,980	$3,800	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Growth Fund	0%	0%	0%	0%
Nuveen Equity Long/Short Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Growth Fund	16,025	0	0	0
Nuveen Equity Long/Short Fund	16,025	0	0	0

Total	$32,050	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Growth Fund	0%	0%	0%	0%
Nuveen Equity Long/Short Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Growth Fund	0	0	0	0
Nuveen Equity Long/Short Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended August 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Growth Fund	0	0	0	0
Nuveen Equity Long/Short Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: November 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: November 8, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: November 8, 2017